                                                                    EXHIBIT 4.5




                              AMENDED AND RESTATED
                         PEDIATRIX MEDICAL GROUP THRIFT
                             AND PROFIT SHARING PLAN
                         (NOVEMBER 12, 2002 RESTATEMENT)




         FIDELITY MANAGEMENT TRUST COMPANY, ITS AFFILIATES AND EMPLOYEES MAY NOT PROVIDE YOU WITH LEGAL OR TAX ADVICE IN CONNECTION WITH THE EXECUTION OF THIS DOCUMENT. IT SHOULD BE REVIEWED BY YOUR ATTORNEY AND/OR ACCOUNTANT PRIOR TO EXECUTION.

                        CORPORATEPLAN FOR RETIREMENT(SM)
                                VOLUME SUBMITTER

                            PLAN DOCUMENT SYSTEMS(TM)


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                                TABLE OF CONTENTS

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                                                        ARTICLE I
                                                       DEFINITIONS

1.1      PLAN DEFINITIONS............................................................................................. 2

1.2      INTERPRETATION............................................................................................... 6

                                                        ARTICLE II
                                                         SERVICE

2.1      DEFINITIONS.................................................................................................. 7
2.2      CREDITING OF HOURS OF SERVICE................................................................................ 7
2.3      CREDITING OF CONTINUOUS SERVICE.............................................................................. 7
2.4      ELIGIBILITY SERVICE.......................................................................................... 8
2.5      VESTING SERVICE.............................................................................................. 8
2.6      CREDITING OF SERVICE ON TRANSFER OR AMENDMENT................................................................ 8

                                                       ARTICLE III
                                                       ELIGIBILITY

3.1      ELIGIBILITY..................................................................................................10
3.2      TRANSFERS OF EMPLOYMENT......................................................................................10
3.3      REEMPLOYMENT.................................................................................................10
3.4      NOTIFICATION CONCERNING NEW ELIGIBLE EMPLOYEES...............................................................10
3.5      EFFECT AND DURATION..........................................................................................10

                                                        ARTICLE IV
                                                TAX-DEFERRED CONTRIBUTIONS

4.1      TAX-DEFERRED CONTRIBUTIONS...................................................................................11
4.2      AMOUNT OF TAX-DEFERRED CONTRIBUTIONS.........................................................................11
4.3      CHANGES IN REDUCTION AUTHORIZATION...........................................................................11
4.4      SUSPENSION OF TAX-DEFERRED CONTRIBUTIONS.....................................................................11
4.5      RESUMPTION OF TAX-DEFERRED CONTRIBUTIONS.....................................................................11
4.6      DELIVERY OF TAX-DEFERRED CONTRIBUTIONS.......................................................................12
4.7      VESTING OF TAX-DEFERRED CONTRIBUTIONS........................................................................12

                                                        ARTICLE V
                                           AFTER-TAX AND ROLLOVER CONTRIBUTIONS

5.1      AFTER-TAX CONTRIBUTIONS......................................................................................13
5.2      AMOUNT OF AFTER-TAX CONTRIBUTIONS BY PAYROLL WITHHOLDING.....................................................13
5.3      CHANGES IN PAYROLL WITHHOLDING AUTHORIZATION.................................................................13
5.4      SUSPENSION OF AFTER-TAX CONTRIBUTIONS BY PAYROLL WITHHOLDING.................................................13
5.5      RESUMPTION OF AFTER-TAX CONTRIBUTIONS BY PAYROLL WITHHOLDING.................................................14
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5.6      ROLLOVER CONTRIBUTIONS.......................................................................................14
5.7      DELIVERY OF AFTER-TAX CONTRIBUTIONS..........................................................................14
5.8      VESTING OF AFTER-TAX CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS................................................14

                                                        ARTICLE VI
                                                  EMPLOYER CONTRIBUTIONS

6.1      CONTRIBUTION PERIOD..........................................................................................15
6.2      PROFIT-SHARING CONTRIBUTIONS.................................................................................15
6.3      ALLOCATION OF PROFIT-SHARING CONTRIBUTIONS...................................................................15
6.4      QUALIFIED NONELECTIVE CONTRIBUTIONS..........................................................................15
6.5      ALLOCATION OF QUALIFIED NONELECTIVE CONTRIBUTIONS............................................................15
6.6      MATCHING CONTRIBUTIONS.......................................................................................15
6.7      ALLOCATION OF MATCHING CONTRIBUTIONS.........................................................................16
6.8      VERIFICATION OF AMOUNT OF EMPLOYER CONTRIBUTIONS BY THE SPONSOR..............................................16
6.9      PAYMENT OF EMPLOYER CONTRIBUTIONS............................................................................16
6.10     ELIGIBILITY TO PARTICIPATE IN ALLOCATION.....................................................................16
6.11     VESTING OF EMPLOYER CONTRIBUTIONS............................................................................17
6.12     ELECTION OF FORMER VESTING SCHEDULE..........................................................................17
6.13     FORFEITURES TO REDUCE EMPLOYER CONTRIBUTIONS.................................................................17

                                                       ARTICLE VII
                                               LIMITATIONS ON CONTRIBUTIONS

7.1      DEFINITIONS..................................................................................................18
7.2      CODE SECTION 402(g) LIMIT....................................................................................20
7.3      DISTRIBUTION OF EXCESS DEFERRALS.............................................................................21
7.4      LIMITATION ON TAX-DEFERRED CONTRIBUTIONS OF HIGHLY COMPENSATED EMPLOYEES.....................................21
7.5      DISTRIBUTION OF EXCESS TAX-DEFERRED CONTRIBUTIONS............................................................23
7.6      LIMITATION ON MATCHING CONTRIBUTIONS AND AFTER-TAX CONTRIBUTIONS OF HIGHLY COMPENSATED EMPLOYEES.............23
7.7      FORFEITURE OR DISTRIBUTION OF EXCESS CONTRIBUTIONS...........................................................24
7.8      MULTIPLE USE LIMITATION......................................................................................25
7.9      DETERMINATION OF INCOME OR LOSS..............................................................................25
7.10     CODE SECTION 415 LIMITATIONS ON CREDITING OF CONTRIBUTIONS AND FORFEITURES...................................26
7.11     COVERAGE UNDER OTHER QUALIFIED DEFINED CONTRIBUTION PLAN.....................................................26
7.12     COVERAGE UNDER QUALIFIED DEFINED BENEFIT PLAN................................................................27
7.13     SCOPE OF LIMITATIONS.........................................................................................27

                                                       ARTICLE VIII
                                            TRUST FUNDS AND SEPARATE ACCOUNTS

8.1      GENERAL FUND.................................................................................................28
8.2      INVESTMENT FUNDS.............................................................................................28
8.3      INCOME ON TRUST..............................................................................................28
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8.4      SEPARATE ACCOUNTS............................................................................................28
8.5      SUB-ACCOUNTS.................................................................................................28

                                                        ARTICLE IX
                                                 LIFE INSURANCE CONTRACTS

9.1      NO LIFE INSURANCE CONTRACTS..................................................................................30
                                                        ARTICLE X
                                         DEPOSIT AND INVESTMENT OF CONTRIBUTIONS

10.1     FUTURE CONTRIBUTION INVESTMENT ELECTIONS.....................................................................31
10.2     DEPOSIT OF CONTRIBUTIONS.....................................................................................31
10.3     ELECTION TO TRANSFER BETWEEN FUNDS...........................................................................31

                                                        ARTICLE XI
                                         CREDITING AND VALUING SEPARATE ACCOUNTS

11.1     CREDITING SEPARATE ACCOUNTS..................................................................................32
11.2     VALUING SEPARATE ACCOUNTS....................................................................................32
11.3     PLAN VALUATION PROCEDURES....................................................................................32
11.4     FINALITY OF DETERMINATIONS...................................................................................33
11.5     NOTIFICATION.................................................................................................33

                                                       ARTICLE XII
                                                          LOANS

12.1     PARTICIPANT LOANS............................................................................................34

                                                       ARTICLE XIII
                                                WITHDRAWALS WHILE EMPLOYED

13.1     WITHDRAWALS OF AFTER-TAX CONTRIBUTIONS.......................................................................35
13.2     WITHDRAWALS OF ROLLOVER CONTRIBUTIONS........................................................................35
13.3     WITHDRAWALS OF EMPLOYER CONTRIBUTIONS........................................................................35
13.4     WITHDRAWALS OF TAX-DEFERRED CONTRIBUTIONS....................................................................35
13.5     LIMITATIONS ON WITHDRAWALS OTHER THAN HARDSHIP WITHDRAWALS...................................................36
13.6     CONDITIONS AND LIMITATIONS ON HARDSHIP WITHDRAWALS...........................................................36
13.7     ORDER OF WITHDRAWAL FROM A PARTICIPANT'S SUB-ACCOUNTS........................................................37

                                                       ARTICLE XIV
                                      TERMINATION OF EMPLOYMENT AND SETTLEMENT DATE

14.1     TERMINATION OF EMPLOYMENT AND SETTLEMENT DATE................................................................38
14.2     SEPARATE ACCOUNTING FOR NON-VESTED AMOUNTS...................................................................38
14.3     DISPOSITION OF NON-VESTED AMOUNTS............................................................................38
14.4     RECREDITING OF FORFEITED AMOUNTS.............................................................................39
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                                      iii
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                                                        ARTICLE XV
                                                      DISTRIBUTIONS

15.1     DISTRIBUTIONS TO PARTICIPANTS................................................................................40
15.2     DISTRIBUTIONS TO BENEFICIARIES...............................................................................40
15.3     CASH OUTS AND PARTICIPANT CONSENT............................................................................40
15.4     REQUIRED COMMENCEMENT OF DISTRIBUTION........................................................................41
15.5     REEMPLOYMENT OF A PARTICIPANT................................................................................41
15.6     RESTRICTIONS ON ALIENATION...................................................................................41
15.7     FACILITY OF PAYMENT..........................................................................................42
15.8     INABILITY TO LOCATE PAYEE....................................................................................42
15.9     DISTRIBUTION PURSUANT TO QUALIFIED DOMESTIC RELATIONS ORDERS.................................................42

                                                       ARTICLE XVI
                                                     FORM OF PAYMENT

16.1     NORMAL FORM OF PAYMENT.......................................................................................43
16.2     OPTIONAL FORM OF PAYMENT.....................................................................................43
16.3     CHANGE OF OPTION ELECTION....................................................................................43
16.4     DIRECT ROLLOVER..............................................................................................43
16.5     NOTICE REGARDING FORMS OF PAYMENT............................................................................44
16.6     REEMPLOYMENT.................................................................................................44
16.7     DISTRIBUTION IN THE FORM OF EMPLOYER STOCK...................................................................44

                                                       ARTICLE XVII
                                                      BENEFICIARIES

17.1     DESIGNATION OF BENEFICIARY...................................................................................45
17.2     SPOUSAL CONSENT REQUIREMENTS.................................................................................45

                                                      ARTICLE XVIII
                                                      ADMINISTRATION

18.1     AUTHORITY OF THE SPONSOR.....................................................................................46
18.2     ACTION OF THE SPONSOR........................................................................................46
18.3     CLAIMS REVIEW PROCEDURE......................................................................................46
18.4     QUALIFIED DOMESTIC RELATIONS ORDERS..........................................................................47
18.5     INDEMNIFICATION..............................................................................................47
18.6     ACTIONS BINDING..............................................................................................48

                                                       ARTICLE XIX
                                                AMENDMENT AND TERMINATION

19.1     AMENDMENT....................................................................................................49
19.2     LIMITATION ON AMENDMENT......................................................................................49
19.3     TERMINATION..................................................................................................49
19.4     REORGANIZATION...............................................................................................50
19.5     WITHDRAWAL OF AN EMPLOYER....................................................................................50
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                                      iv
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                                                        ARTICLE XX
                                                ADOPTION BY OTHER ENTITIES

20.1     ADOPTION BY RELATED COMPANIES................................................................................52
20.2     EFFECTIVE PLAN PROVISIONS....................................................................................52

                                                       ARTICLE XXI
                                                 MISCELLANEOUS PROVISIONS

21.1     NO COMMITMENT AS TO EMPLOYMENT...............................................................................53
21.2     BENEFITS.....................................................................................................53
21.3     NO GUARANTEES................................................................................................53
21.4     EXPENSES.....................................................................................................53
21.5     PRECEDENT....................................................................................................53
21.6     DUTY TO FURNISH INFORMATION..................................................................................53
21.7     WITHHOLDING..................................................................................................53
21.8     MERGER, CONSOLIDATION, OR TRANSFER OF PLAN ASSETS............................................................54
21.9     BACK PAY AWARDS..............................................................................................54
21.10    CONDITION ON EMPLOYER CONTRIBUTIONS..........................................................................54
21.11    RETURN OF CONTRIBUTIONS TO AN EMPLOYER.......................................................................55
21.12    VALIDITY OF PLAN.............................................................................................55
21.13    TRUST AGREEMENT..............................................................................................55
21.14    PARTIES BOUND................................................................................................55
21.15    APPLICATION OF CERTAIN PLAN PROVISIONS.......................................................................55
21.16    LEASED EMPLOYEES.............................................................................................56
21.17    TRANSFERRED FUNDS............................................................................................56

                                                       ARTICLE XXII
                                                   TOP-HEAVY PROVISIONS

22.1     DEFINITIONS..................................................................................................57
22.2     APPLICABILITY................................................................................................59
22.3     MINIMUM EMPLOYER CONTRIBUTION................................................................................59
22.4     ADJUSTMENTS TO SECTION 415 LIMITATIONS.......................................................................60
22.5     ACCELERATED VESTING..........................................................................................60

                                                      ARTICLE XXIII
                                                      EFFECTIVE DATE

23.1     EFFECTIVE DATE OF AMENDMENT AND RESTATEMENT..................................................................61
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                                    PREAMBLE

The Pediatrix Medical Group Thrift and Profit Sharing Plan, originally effective as of January 1, 1991 and periodically amended from time to time thereafter, is hereby amended and restated in its entirety to reflect such periodic amendments. The Plan, as amended and restated hereby, is intended to qualify as a profit-sharing plan under Section 401(a) of the Code, and includes a cash or deferred arrangement that is intended to qualify under Section 401(k) of the Code. The Plan is maintained for the exclusive benefit of eligible employees and their beneficiaries.

Notwithstanding any other provision of the Plan to the contrary, a Participant's vested interest in his Separate Account under the Plan on and after the effective date of this amendment and restatement shall be not less than his vested interest in his account on the day immediately preceding the effective date. In addition, notwithstanding any other provision of the Plan to the contrary, the forms of payment and other Plan provisions that were available under the Plan immediately prior to the later of the effective date of this amendment and restatement or the date this amendment and restatement is adopted and that may not be eliminated under Section 411(d)(6) of the Code shall continue to be available to Participants who had an account under the Plan on the day immediately preceding the later of the effective date or the date this amendment and restatement is adopted.


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                                   ARTICLE I

                                  DEFINITIONS

1.1      PLAN DEFINITIONS

As used herein, the following words and phrases have the meanings hereinafter set forth, unless a different meaning is plainly required by the context:

The "ADMINISTRATOR" means the Sponsor unless the Sponsor designates another person or persons to act as such.

An "AFTER-TAX CONTRIBUTION" means any after-tax employee contribution made by a Participant as may be permitted under Article V.

The "BENEFICIARY" of a Participant means the person or persons entitled under the provisions of the Plan to receive distribution hereunder in the event the Participant dies before receiving distribution of his entire interest under the Plan.

The "CODE" means the Internal Revenue Code of 1986, as amended from time to time. Reference to a section of the Code includes such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

The "COMPENSATION" of a Participant for any period means the wages as defined in Section 3401(a) of the Code, determined without regard to any rules that limit compensation included in wages based on the nature or location of the employment or services performed, and all other payments made to him for such period for services as an Employee for which his Employer is required to furnish the Participant a written statement under Sections 6041(d), 6051(a)(3), and 6052 of the Code, and excluding reimbursements or other expense allowances, fringe benefits, moving expenses, deferred compensation, and welfare benefits, but determined prior to any exclusions for amounts deferred under Section 125, 402(e)(3), 402(h)(1)(B), 403(b), or 457(b) of the Code or for certain contributions described in Section 414(h)(2) of the Code that are picked up by the employing unit and treated as employer contributions.

Notwithstanding the foregoing, Compensation shall not include the value of any qualified or non-qualified stock option granted to the Participant by his Employer to the extent such value is includible in the Participant's taxable income.

In no event, however, shall the Compensation of a Participant taken into account under the Plan for any Plan Year exceed (1) $200,000 for Plan Years beginning prior to January 1, 1994, or (2) $150,000 for Plan Years beginning on or after January 1, 1994 (subject to adjustment annually as provided in Section 401(a)(17)(B) and Section 415(d) of the Code; provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for Plan Years beginning in such calendar year). If the Compensation of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is required for a Participant who is covered under the


                                       2
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Plan for less than one full Plan Year if the formula for allocations is based on Compensation for a period of at least 12 months. In determining the Compensation, for purposes of applying the annual compensation limitation described above, of a Participant who is a five percent owner or among the ten Highly Compensated Employees receiving the greatest Compensation for the Plan Year, the Compensation of the Participant's spouse and of his lineal descendants who have not attained age 19 as of the close of the Plan Year shall be included as Compensation of the Participant for the Plan Year. If as a result of applying the family aggregation rule described in the preceding sentence the annual compensation limitation would be exceeded, the limitation shall be prorated among the affected family members in proportion to each member's Compensation as determined prior to application of the family aggregation rules.

A "CONTRIBUTION PERIOD" means the period specified in Article VI for which Employer Contributions shall be made.

An "ELIGIBLE EMPLOYEE" means any Employee who has met the eligibility requirements of Article III to have Tax-Deferred Contributions made to the Plan on his behalf.

The "ELIGIBILITY SERVICE" of an employee means the period or periods of service credited to him under the provisions of Article II for purposes of determining his eligibility to participate in the Plan as may be required under Article III or Article VI.

An "EMPLOYEE" means any employee of an Employer other than an employee (i) who is covered by a collective bargaining agreement, (ii) who is a nonresident alien who does not receive United States source income or (iii) who is classified as a "temporary employee."

An "EMPLOYER" means the Sponsor and any entity which has adopted the Plan as may be provided under Article XX.

An "EMPLOYER CONTRIBUTION" means the amount, if any, that an Employer contributes to the Plan as may be provided under Article VI or Article XXII.

An "ENROLLMENT DATE" means the first day of each Plan Year quarter.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a section of ERISA includes such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

The "GENERAL FUND" means a Trust Fund maintained by the Trustee as required to hold and administer any assets of the Trust that are not allocated among any separate Investment Funds as may be provided in the Plan or the Trust Agreement. No General Fund shall be maintained if all assets of the Trust are allocated among separate Investment Funds.

A "HIGHLY COMPENSATED EMPLOYEE" means an Employee or former Employee who is a highly compensated active employee or highly compensated former employee as defined hereunder.

A "highly compensated active employee" includes any Employee who performs services for an Employer during the determination year and who (i) was a five percent owner at any time during the determination year or the look back year,
(ii) received compensation from an Employer during the look back year in excess of $75,000 (subject to adjustment annually at the same time and in the same manner as under Section 415(d) of the Code),
(iii) was in the top paid group of employees for the look back year and received compensation from an Employer during the look back year in excess of $50,000 (subject to adjustment annually at the same time and in the same manner as under Section 415(d) of the Code), (iv) was an officer of an Employer during the look back year and received compensation during that year in excess of 50 percent of the dollar limitation in effect for that year under Section 415(b)(1)(A) of the Code or, if no officer received compensation in excess of that amount for the look back year or the determination year, received the greatest compensation for the look back year of any officer, or (v) was one of the 100 employees paid the greatest compensation by an Employer for the determination year and would be described in (ii), (iii), or (iv) above if the term "determination year" were substituted for "look back year".

A "highly compensated former employee" includes any Employee who separated from service from an Employer and all Related Companies (or is deemed to have separated from service from an Employer and all Related Companies) prior to the determination year, performed no services for an Employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the date the Employee attains age 55.

The determination of who is a Highly Compensated Employee hereunder, including determinations as to the number and identity of employees in the top paid group, the 100 employees receiving the greatest compensation from an Employer, the number of employees treated as officers, and the compensation considered, shall be made in accordance with the provisions of Section 414(q) of the Code and regulations issued thereunder. For purposes of this definition, the following terms have the following meanings:

(a) The "determination year" means the Plan Year or, if the Administrator makes the election provided in paragraph (b) below, the period of time, if any, which extends beyond the look back year and ends on the last day of the Plan Year for which testing is being performed (the "lag period"). If the lag period is less than 12 months long, the dollar amounts specified in (ii), (iii), and (iv) above shall be prorated based upon the number of months in the lag period.

(b) The "look back year" means the 12-month period immediately preceding the determination year; provided, however, that the Administrator may elect instead to treat the calendar year ending with or within the determination year as the "look back year".

An "HOUR OF SERVICE" with respect to a person means each hour, if any, that may be credited to him in accordance with the provisions of Article II.

An "INVESTMENT FUND" means any separate investment Trust Fund maintained by the Trustee as may be provided in the Plan or the Trust Agreement or any separate investment fund maintained by the Trustee, to the extent that there are Participant Sub-Accounts under such funds, to which assets of the Trust may be allocated and separately invested.


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A "MATCHING CONTRIBUTION" means any Employer Contribution made to the Plan on account of a Participant's Tax-Deferred Contributions as provided in Article
VI.

The "NORMAL RETIREMENT DATE" of an employee means the date he attains age 65.

A "PARTICIPANT" means any person who has a Separate Account in the Trust.

The "PLAN" means Pediatrix Medical Group Thrift and Profit Sharing Plan, as from time to time in effect.

A "PLAN YEAR" means the 12-consecutive-month period ending December 31.

A "PROFIT-SHARING CONTRIBUTION" means any Employer Contribution made to the Plan as provided in Article VI, other than Matching Contributions and Qualified Nonelective Contributions.

A "QUALIFIED NONELECTIVE CONTRIBUTION" means any Employer Contribution made to the Plan as provided in Article VI that may be taken into account to satisfy the limitations on contributions by Highly Compensated Employees under Article VII.

A "RELATED COMPANY" means any corporation or business, other than an Employer, which would be aggregated with an Employer for a relevant purpose under Section 414 of the Code.

A "ROLLOVER CONTRIBUTION" means any rollover contribution to the Plan made by a Participant as may be permitted under Article V.

A "SEPARATE ACCOUNT" means the account maintained by the Trustee in the name of a Participant that reflects his interest in the Trust and any Sub-Accounts maintained thereunder, as provided in Article VIII.

The "SETTLEMENT DATE" of a Participant means the date on which a Participant's interest under the Plan becomes distributable in accordance with Article XV.

The "SPONSOR" means Pediatrix Medical Group, and any successor thereto.

A "SUB-ACCOUNT" means any of the individual sub-accounts of a Participant's Separate Account that is maintained as provided in Article VIII.

A "TAX-DEFERRED CONTRIBUTION" means the amount contributed to the Plan on a Participant's behalf by his Employer in accordance with his reduction authorization executed pursuant to Article IV.

The "TRUST" means the trust maintained by the Trustee under the Trust
Agreement.

The "TRUST AGREEMENT" means the agreement entered into between the Sponsor and the Trustee relating to the holding, investment, and reinvestment of the assets of the Plan, together with all amendments thereto.

     The "TRUSTEE" means the trustee or any successor trustee which at the time shall be designated, qualified, and acting under the Trust Agreement. The Sponsor may designate a person or persons other than the Trustee to perform any responsibility of the Trustee under the Plan, other than trustee responsibilities as defined in Section 405(c)(3) of ERISA, and the Trustee shall not be liable for the performance of such person in carrying out such responsibility except as otherwise provided by ERISA. The term Trustee shall include any delegate of the Trustee as may be provided in the Trust Agreement.

A "TRUST FUND" means any fund maintained under the Trust by the Trustee.

A "VALUATION DATE" means the date or dates designated by the Sponsor and communicated in writing to the Trustee for the purpose of valuing the General Fund and each Investment Fund and adjusting Separate Accounts and Sub-Accounts hereunder, which dates need not be uniform with respect to the General Fund, each Investment Fund, Separate Account, or Sub-Account; provided, however, that the General Fund and each Investment Fund shall be valued and each Separate Account and Sub-Account shall be adjusted no less often than once annually.

The "VESTING SERVICE" of an employee means the period or periods of service credited to him under the provisions of Article II for purposes of determining his vested interest in his Employer Contributions Sub-Account, if Employer Contributions are provided for under either Article VI or Article XXII.

1.2      INTERPRETATION

Where required by the context, the noun, verb, adjective, and adverb forms of each defined term shall include any of its other forms. Wherever used herein, the masculine pronoun shall include the feminine, the singular shall include the plural, and the plural shall include the singular.

                                  ARTICLE II

                                    SERVICE

2.1      DEFINITIONS

For purposes of this Article, the following terms have the following meanings:

(a) The "continuous service" of an employee means the service credited to him in accordance with the provisions of Section 2.3 of the Plan.

(b) The "employment commencement date" of an employee means the date he first completes an Hour of Service.

(c) A "maternity/paternity absence" means a person's absence from employment with an Employer or a Related Company because of the person's pregnancy, the birth of the person's child, the placement of a child with the person in connection with the person's adoption of the child, or the caring for the person's child immediately following the child's birth or adoption. A person's absence from employment will not be considered a maternity/paternity absence unless the person furnishes the Administrator such timely information as may reasonably be required to establish that the absence was for one of the purposes enumerated in this paragraph and to establish the number of days of absence attributable to such purpose.

(d) The "reemployment commencement date" of an employee means the first date following a severance date on which he again completes an Hour of Service.

(e) The "severance date" of an employee means the earlier of (i) the date on which he retires, dies, or his employment with an Employer and all Related Companies is otherwise terminated, or (ii) the first anniversary of the first date of a period during which he is absent from work with an Employer and all Related Companies for any other reason; provided, however, that if he terminates employment with or is absent from work with an Employer and all Related Companies on account of service with the armed forces of the United States, he shall not incur a severance date if he is eligible for reemployment rights under the Uniformed Services Employment and Reemployment Rights Act of 1994 and he returns to work with an Employer or a Related Company within the period during which he retains such reemployment rights.

2.2      CREDITING OF HOURS OF SERVICE

A person shall be credited with an Hour of Service for each hour for which he is paid, or entitled to payment, for the performance of duties for an Employer or any Related Company.

2.3      CREDITING OF CONTINUOUS SERVICE

A person shall be credited with continuous service for the aggregate of the periods of time between his employment commencement date or any reemployment commencement date and the severance date that next follows such employment commencement date or reemployment commencement date; provided, however, that an employee who has a reemployment commencement date within the 12-consecutive-month period following the earlier of the first date of his absence or his severance date shall be credited with continuous service for the period between such severance date and reemployment commencement date.

2.4      ELIGIBILITY SERVICE

There shall be no Eligibility Service credited under the Plan.

2.5      VESTING SERVICE

Years of Vesting Service shall be determined in accordance with the following provisions:

(a) An employee shall be credited with years of Vesting Service equal to his period of continuous service.

(b) Notwithstanding the provisions of paragraph (a), continuous service completed by an employee prior to a severance date shall not be included in determining the employee's years of Vesting Service unless the employee had a nonforfeitable right to any portion of his Separate Account, excluding that portion of his Separate Account that is attributable to After-Tax or Rollover Contributions, as of the severance date, or the period of time between the severance date and his reemployment commencement date is less than the greater of five years or his period of continuous service determined as of the severance date; provided, however, that solely for purposes of applying this paragraph, if a person is on a maternity/paternity absence beyond the first anniversary of the first day of such absence, his severance date shall be the second anniversary of the first day of such maternity/paternity absence.

2.6      CREDITING OF SERVICE ON TRANSFER OR AMENDMENT

Notwithstanding any other provision of the Plan to the contrary, if an Employee is transferred from employment covered under a qualified plan maintained by an Employer or a Related Company for which service is credited based on Hours of Service and computation periods in accordance with Department of Labor Regulations 2530.200 through 2530.203 to employment covered under the Plan or, prior to amendment, the Plan provided for crediting of service on the basis of Hours of Service and computation periods, an affected Employee shall be credited with Vesting Service hereunder equal to:

(a) the Employee's years of service credited to him under the Hours of Service method before the computation period in which the transfer or the effective date of the amendment occurs, plus

(b) the greater of (i) the period of service that would be credited to the Employee under the elapsed time method provided hereunder for his employment during the entire computation period in which the transfer or the effective date of the amendment occurs or (ii) the service taken into account under the Hours of Service method for such computation period as of the transfer date or the effective date of the amendment, plus

(c) the service credited to such Employee under the elapsed time method provided hereunder for the period of time beginning on the day after the last day of the computation period in which the transfer or the effective date of the amendment occurs.

                                  ARTICLE III

                                  ELIGIBILITY

3.1      ELIGIBILITY

Each Employee who was an Eligible Employee immediately prior to the effective date of this amendment and restatement shall continue to be an Eligible Employee. Each other Employee shall become an Eligible Employee as of the Enrollment Date coinciding with or next following the date on which he has attained age 21.

3.2      TRANSFERS OF EMPLOYMENT

If a person is transferred directly from employment with an Employer or with a Related Company in a capacity other than as an Employee to employment as an Employee, he shall become an Eligible Employee as of the date he is so transferred if prior to an Enrollment Date coinciding with or preceding such transfer date he has met the eligibility requirements of Section 3.1. Otherwise, the eligibility of a person who is so transferred to elect to have Tax-Deferred Contributions made to the Plan on his behalf or to make After-Tax Contributions to the Plan shall be determined in accordance with Section 3.1.

3.3      REEMPLOYMENT

If a person who terminated employment with an Employer and all Related Companies is reemployed as an Employee and if he had been an Eligible Employee prior to his termination of employment, he shall again become an Eligible Employee on the date he is reemployed. Otherwise, the eligibility of a person who terminated employment with an Employer and all Related Companies and who is reemployed by an Employer or a Related Company to elect to have Tax-Deferred Contributions made to the Plan on his behalf or to make After-Tax Contributions to the Plan shall be determined in accordance with Section 3.1 or 3.2.

3.4      NOTIFICATION CONCERNING NEW ELIGIBLE EMPLOYEES

Each Employer shall notify the Administrator as soon as practicable of Employees becoming Eligible Employees as of any date.

3.5      EFFECT AND DURATION

Upon becoming an Eligible Employee, an Employee shall be entitled to elect to have Tax-Deferred Contributions made to the Plan on his behalf and to make After-Tax Contributions to the Plan and shall be bound by all the terms and conditions of the Plan and the Trust Agreement. A person shall continue as an Eligible Employee eligible to have Tax-Deferred Contributions made to the Plan on his behalf and to make After-Tax Contributions to the Plan only so long as he continues in employment as an Employee.

                                  ARTICLE IV

                           TAX-DEFERRED CONTRIBUTIONS

4.1      TAX-DEFERRED CONTRIBUTIONS

Effective as of the date he becomes an Eligible Employee, or any subsequent Enrollment Date, each Eligible Employee may elect in writing in accordance with rules prescribed by the Administrator to have Tax-Deferred Contributions made to the Plan on his behalf by his Employer as hereinafter provided. An Eligible Employee's written election shall include his authorization for his Employer to reduce his Compensation and to make Tax-Deferred Contributions on his behalf and his election as to the investment of his contributions in accordance with
Article X. Tax-Deferred Contributions on behalf of an Eligible Employee shall commence with the first payment of Compensation made on or after the date on which his election is effective.

4.2      AMOUNT OF TAX-DEFERRED CONTRIBUTIONS

The amount of Tax-Deferred Contributions to be made to the Plan on behalf of an Eligible Employee by his Employer shall be an integral percentage of his Compensation of not less than 1 percent nor more than 20 percent.

4.3      CHANGES IN REDUCTION AUTHORIZATION

An Eligible Employee may change the percentage of his future Compensation that his Employer contributes on his behalf as Tax-Deferred Contributions at such time or times during the Plan Year as the Administrator may prescribe by filing an amended reduction authorization with his Employer such number of days prior to the date such change is to become effective as the Administrator shall prescribe. An Eligible Employee who changes his reduction authorization shall be limited to selecting a percentage of his Compensation that is otherwise permitted hereunder. Tax-Deferred Contributions shall be made on behalf of such Eligible Employee by his Employer pursuant to his amended reduction authorization filed in accordance with this Section commencing with Compensation paid to the Eligible Employee on or after the date such filing is effective, until otherwise altered or terminated in accordance with the Plan.

4.4      SUSPENSION OF TAX-DEFERRED CONTRIBUTIONS

An Eligible Employee on whose behalf Tax-Deferred Contributions are being made may have such contributions suspended at any time by giving such number of days advance written notice to his Employer as the Administrator shall prescribe. Any such voluntary suspension shall take effect commencing with Compensation paid to such Eligible Employee on or after the expiration of the required notice period and shall remain in effect until Tax-Deferred Contributions are resumed as hereinafter set forth.

4.5      RESUMPTION OF TAX-DEFERRED CONTRIBUTIONS

An Eligible Employee who has voluntarily suspended his Tax-Deferred Contributions may have such contributions resumed at such time or times during the Plan Year as the Administrator may prescribe, by filing a new reduction authorization with his Employer such number of days prior to the date as of which such contributions are to be resumed as the Administrator shall prescribe.

4.6      DELIVERY OF TAX-DEFERRED CONTRIBUTIONS

As soon after the date an amount would otherwise be paid to an Employee as it can reasonably be separated from Employer assets, each Employer shall cause to be delivered to the Trustee in cash all Tax-Deferred Contributions attributable to such amounts.

4.7      VESTING OF TAX-DEFERRED CONTRIBUTIONS

A Participant's vested interest in his Tax-Deferred Contributions Sub-Account shall be at all times 100 percent.

                                   ARTICLE V

                      AFTER-TAX AND ROLLOVER CONTRIBUTIONS

5.1      AFTER-TAX CONTRIBUTIONS

An Eligible Employee may elect in writing in accordance with rules prescribed by the Administrator to make After-Tax Contributions to the Plan. After-Tax Contributions may be made either by payroll withholding and/or by delivery of a cash amount to an Eligible Employee's Employer, as determined by the Administrator. If the Eligible Employee does not already have an investment election on file with the Administrator, his election to make After-Tax Contributions to the Plan shall include his election as to the investment of his contributions in accordance with Article X. An Eligible Employee's election to make After-Tax Contributions by payroll withholding may be made effective as of any Enrollment Date occurring on or after the date on which he becomes an Eligible Employee. After-Tax Contributions by payroll withholding shall commence with the first payment of Compensation made on or after the Enrollment Date on which the Eligible Employee's election is effective.

5.2      AMOUNT OF AFTER-TAX CONTRIBUTIONS BY PAYROLL WITHHOLDING

The amount of After-Tax Contributions made by an Eligible Employee by payroll withholding shall be an integral percentage of his Compensation of not less than one percent nor more than 10 percent.

5.3      CHANGES IN PAYROLL WITHHOLDING AUTHORIZATION

An Eligible Employee may change the percentage of his future Compensation that he contributes to the Plan as After-Tax Contributions by payroll withholding at such time or times during the Plan Year as the Administrator may prescribe by filing an amended payroll withholding authorization with his Employer such number of days prior to the date such change is to become effective as the Administrator shall prescribe. An Eligible Employee who changes his payroll withholding authorization shall be limited to selecting a percentage of his Compensation that is otherwise permitted under Section 5.2. After-Tax Contributions shall be made pursuant to an Eligible Employee's amended payroll withholding authorization filed in accordance with this Section commencing with Compensation paid to the Eligible Employee on or after the date such filing is effective, until otherwise altered or terminated in accordance with the Plan.

5.4      SUSPENSION OF AFTER-TAX CONTRIBUTIONS BY PAYROLL WITHHOLDING

An Eligible Employee who is making After-Tax Contributions by payroll withholding may have such contributions suspended at any time by giving such number of days advance written notice to his Employer as the Administrator shall prescribe. Any such voluntary suspension shall take effect commencing with Compensation paid to such Eligible Employee on or after the expiration of the required notice period and shall remain in effect until After-Tax Contributions are resumed as hereinafter set forth.

5.5      RESUMPTION OF AFTER-TAX CONTRIBUTIONS BY PAYROLL WITHHOLDING

An Eligible Employee who has voluntarily suspended his After-Tax Contributions made by payroll withholding in accordance with Section 5.4 may have such contributions resumed at such time or times during the Plan Year as the Administrator may prescribe by filing a new payroll withholding authorization with his Employer such number of days prior to the date as of which such contributions are to be resumed as the Administrator shall prescribe.

5.6      ROLLOVER CONTRIBUTIONS

An Employee who was a participant in a plan qualified under Section 401 or 403 of the Code and who receives a cash distribution from such plan that he elects either (i) to roll over immediately to a qualified retirement plan or (ii) to roll over into a conduit IRA from which he receives a later cash distribution, may elect to make a Rollover Contribution to the Plan if he is entitled under
Section 402(c), Section 403(a)(4), or Section 408(d)(3)(A) of the Code to roll over such distribution to another qualified retirement plan. The Administrator may require an Employee to provide it with such information as it deems necessary or desirable to show that he is entitled to roll over such distribution to another qualified retirement plan. An Employee shall make a Rollover Contribution to the Plan by delivering, or causing to be delivered, to the Trustee the cash that constitutes the Rollover Contribution amount within 60 days of receipt of the distribution from the plan or from the conduit IRA in the manner prescribed by the Administrator. If the Employee does not already have an investment election on file with the Administrator, the Employee shall also deliver to the Administrator his election as to the investment of his contributions in accordance with Article X.

5.7      DELIVERY OF AFTER-TAX CONTRIBUTIONS

As soon after the date an amount would otherwise be paid to an Employee as it can reasonably be separated from Employer assets or as soon as reasonably practicable after an amount has been delivered to an Employer by an Employee, the Employer shall cause to be delivered to the Trustee in cash the After-Tax Contributions attributable to such amount.

5.8      VESTING OF AFTER-TAX CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS

A Participant's vested interest in his After-Tax Contributions Sub-Account and his Rollover Contributions Sub-Account shall be at all times 100 percent.

                                  ARTICLE VI

                             EMPLOYER CONTRIBUTIONS

6.1      CONTRIBUTION PERIOD

The Contribution Period for Employer Contributions under the Plan shall be each Plan Year.

6.2      PROFIT-SHARING CONTRIBUTIONS

Each Employer may, in its discretion, make a Profit-Sharing Contribution to the Plan for the Contribution Period in an amount determined by the Sponsor.

6.3      ALLOCATION OF PROFIT-SHARING CONTRIBUTIONS

Any Profit-Sharing Contribution made for a Contribution Period shall be allocated among the Employees who are eligible to participate in the allocation of Profit-Sharing Contributions for the Contribution Period, as determined under this Article. The allocable share of each such Employee shall be in the ratio which his Compensation from the Employers for the Contribution Period bears to the aggregate of such Compensation for all such Employees. Notwithstanding any other provision of the Plan to the contrary, Compensation with respect to any period ending prior to the date on which an Employee first became eligible to participate in the allocation of Profit-Sharing Contributions shall be disregarded in determining the amount of the Employee's allocable share.

6.4      QUALIFIED NONELECTIVE CONTRIBUTIONS

Each Employer may, in its discretion, make a Qualified Nonelective Contribution to the Plan for the Contribution Period in an amount determined by the Sponsor.

6.5      ALLOCATION OF QUALIFIED NONELECTIVE CONTRIBUTIONS

Any Qualified Nonelective Contribution made by an Employer for the Contribution Period shall be allocated among its Employees during the Contribution Period who are eligible to participate in the allocation of Qualified Nonelective Contributions for the Contribution Period, as determined under this Article, other than any such Employee who is a Highly Compensated Employee. The allocable share of each such Employee shall be either (i) in the ratio which his Compensation from the Employer for the Contribution Period bears to the aggregate of such Compensation for all such Employees or (ii) a flat dollar amount, as determined by the Sponsor for the Contribution Period. Notwithstanding any other provision of the Plan to the contrary, Compensation with respect to any period ending prior to the date on which an Employee first became eligible to participate in the allocation of Qualified Nonelective Contributions shall be disregarded in determining the amount of the Employee's allocable share.

6.6      MATCHING CONTRIBUTIONS

Each Employer may make a Matching Contribution to the Plan for each Contribution Period in an amount equal to the percentage, determined by the Sponsor, in its discretion, for the Contribution Period, of the Tax-Deferred Contributions for the Contribution Period made on behalf of its Employees during the Contribution Period who are eligible to participate in the allocation of Matching Contributions for the Contribution Period as determined under this Article.

6.7      ALLOCATION OF MATCHING CONTRIBUTIONS

Any Matching Contribution made by an Employer for the Contribution Period shall be allocated among its Employees during the Contribution Period who are eligible to participate in the allocation of Matching Contributions for the Contribution Period, as determined under this Article. The allocable share of each such Employee shall be an amount equal to the percentage determined by the Sponsor of the Tax-Deferred Contributions made on his behalf for the Contribution Period.

6.8      VERIFICATION OF AMOUNT OF EMPLOYER CONTRIBUTIONS BY THE SPONSOR

The Sponsor shall verify the amount of Employer Contributions to be made by each Employer in accordance with the provisions of the Plan. Notwithstanding any other provision of the Plan to the contrary, the Sponsor shall determine the portion of the Employer Contribution to be made by each Employer with respect to an Employee who transfers from employment with one Employer as an Employee to employment with another Employer as an Employee.

6.9      PAYMENT OF EMPLOYER CONTRIBUTIONS

Employer Contributions made for a Contribution Period shall be paid in cash or in qualifying employer securities, as defined in Section 407(d)(5) of ERISA, to the Trustee within the period of time required under the Code in order for the contribution to be deductible by the Employer in determining its Federal income taxes for the Plan Year.

6.10     ELIGIBILITY TO PARTICIPATE IN ALLOCATION

Each Employee shall be eligible to participate in the allocation of Employer Contributions beginning on the date he becomes, or again becomes, an Eligible Employee in accordance with the provisions of Article III. Notwithstanding the foregoing, no person shall be eligible to participate in the allocation of Employer Contributions, other than Qualified Nonelective Contributions, for a Contribution Period unless he is employed by an Employer or a Related Company on the last day of the Contribution Period; provided, however, that if the Plan would not otherwise meet the minimum coverage requirements of Section 410(b) of the Code in any Plan Year, the group of Employees eligible to participate in the allocation of Employer Contributions, other than Qualified Nonelective Contributions, shall be expanded to include the minimum number of Employees who are not employed by an Employer or a Related Company on the last day of the Contribution Period that is necessary to meet the minimum coverage requirements. The Employees who become eligible to participate under the provisions of the immediately preceding clause shall be those Employees who have completed the greatest number of Hours of Service during the Contribution Period.

6.11     VESTING OF EMPLOYER CONTRIBUTIONS

A Participant's vested interest in his Qualified Nonelective Contributions Sub-Account shall be at all times 100 percent. A Participant's vested interest in his Profit-Sharing and Matching Contributions Sub-Accounts shall be determined in accordance with the following schedule:

         Years of Vesting Service                         Vested Interest
         ------------------------                         ---------------

              Less than 1                                       0%
              1 but less than 2                                30%
              2 but less than 3                                60%
              3 or more                                       100%

Notwithstanding the foregoing, if a Participant is employed by an Employer or a Related Company on his Normal Retirement Date, the date he becomes physically or mentally disabled such that he can no longer continue in the service of his Employer and is eligible to receive a benefit under his Employer's long term disability plan, or the date he dies, his vested interest in his Profit-Sharing and Matching Contributions Sub-Accounts shall be 100 percent.

6.12     ELECTION OF FORMER VESTING SCHEDULE

If the Sponsor adopts an amendment to the Plan that directly or indirectly affects the computation of a Participant's vested interest in his Employer Contributions Sub-Account, any Participant with three or more years of Vesting Service shall have a right to have his vested interest in his Employer Contributions Sub-Account continue to be determined under the vesting provisions in effect prior to the amendment rather than under the new vesting provisions, unless the vested interest of the Participant in his Employer Contributions Sub-Account under the Plan as amended is not at any time less than such vested interest determined without regard to the amendment. A Participant shall exercise his right under this Section by giving written notice of his exercise thereof to the Administrator within 60 days after the latest of (i) the date he receives notice of the amendment from the Administrator, (ii) the effective date of the amendment, or (iii) the date the amendment is adopted. Notwithstanding the foregoing, a Participant's vested interest in his Employer Contributions Sub-Account on the effective date of such an amendment shall not be less than his vested interest in his Employer Contributions Sub-Account immediately prior to the effective date of the amendment.

6.13     FORFEITURES TO REDUCE EMPLOYER CONTRIBUTIONS

Notwithstanding any other provision of the Plan to the contrary, the amount of the Employer Contribution required under this Article for a Plan Year shall be reduced by the amount of any forfeitures occurring during the Plan Year that are not used to pay Plan expenses.

                                   ARTICLE VII
                          LIMITATIONS ON CONTRIBUTIONS

7.1      DEFINITIONS

For purposes of this Article, the following terms have the following meanings:

(a) The "actual deferral percentage" with respect to an Eligible Employee for a particular Plan Year means the ratio of the Tax-Deferred Contributions made on his behalf for the Plan Year to his test compensation for the Plan Year, except that, to the extent permitted by regulations issued under Section 401(k) of the Code, the Sponsor may elect to take into account in computing the numerator of each Eligible Employee's actual deferral percentage the qualified nonelective contributions made to the Plan on his behalf for the Plan Year; provided, however, that contributions made on a Participant's behalf for a Plan Year shall be included in determining his actual deferral percentage for such Plan Year only if the contributions are made to the Plan prior to the end of the 12-month period immediately following the Plan Year to which the contributions relate. The determination and treatment of the actual deferral percentage amounts for any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

(b) The "aggregate limit" means the sum of (i) 125 percent of the greater of the average contribution percentage for eligible participants other than Highly Compensated Employees or the average actual deferral percentage for Eligible Employees other than Highly Compensated Employees and (ii) the lesser of 200 percent or two plus the lesser of such average contribution percentage or average actual deferral percentage, or, if it would result in a larger aggregate limit, the sum of (iii) 125 percent of the lesser of the average contribution percentage for eligible participants other than Highly Compensated Employees or the average actual deferral percentage for Eligible Employees other than Highly Compensated Employees and (iv) the lesser of 200 percent or two plus the greater of such average contribution percentage or average actual deferral percentage.

(c) The "annual addition" with respect to a Participant for a limitation year means the sum of the Tax-Deferred Contributions, Employer Contributions, and After-Tax Contributions allocated to his Separate Account for the limitation year (including any excess contributions that are distributed pursuant to this Article), the employer contributions, employee contributions, and forfeitures allocated to his accounts for the limitation year under any other qualified defined contribution plan (whether or not terminated) maintained by an Employer or a Related Company concurrently with the Plan, and amounts described in Sections 415(1)(2) and 419A(d)(2) of the Code allocated to his account for the limitation year.

(d)      The "Code Section 402(g) limit" means the dollar limit imposed by
         Section 402(g)(1) of the Code or established by the Secretary of the Treasury pursuant to Section 402(g)(5) of the Code in effect on January 1 of the calendar year in which an Eligible Employee's taxable year begins.

(e) The "contribution percentage" with respect to an eligible participant for a particular Plan Year means the ratio of the sum of the matching contributions made to the Plan on his behalf and the After-Tax Contributions made by him for the Plan Year to his test compensation for such Plan Year, except that, to the extent permitted by regulations issued under Section 401(m) of the Code, the Sponsor may elect to take into account in computing the numerator of each eligible participant's contribution percentage the Tax-Deferred Contributions and/or qualified nonelective contributions made to the Plan on his behalf for the Plan Year; provided, however, that any Tax-Deferred Contributions and/or qualified nonelective contributions that were taken into account in computing the numerator of an eligible participant's actual deferral percentage may not be taken into account in computing the numerator of his contribution percentage; and provided, further, that contributions made by or on a Participant's behalf for a Plan Year shall be included in determining his contribution percentage for such Plan Year only if the contributions are made to the Plan prior to the end of the 12-month period immediately following the Plan Year to which the contributions relate. The determination and treatment of the contribution percentage amounts for any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

(f) An "elective contribution" means any employer contribution made to a plan maintained by an Employer or any Related Company on behalf of a Participant in lieu of cash compensation pursuant to his written election to defer under any qualified CODA as described in Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in Section 402(h)(1)(B) of the Code, any eligible deferred compensation plan under Section 457 of the Code, or any plan as described in Section 501(c)(18) of the Code, and any contribution made on behalf of the Participant by an Employer of a Related Company for the purchase of an annuity contract under Section 403(b) of the Code pursuant to a salary reduction agreement.

(g) An "eligible participant" means any Employee who is eligible to make After-Tax Contributions or to have Tax-Deferred Contributions made on his behalf (if Tax-Deferred Contributions are taken into account in computing contribution percentages) or to participate in the allocation of matching contributions.

(h) An "excess deferral" with respect to a Participant means that portion of a Participant's Tax-Deferred Contributions that when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k), or 403(b) of the Code, would exceed the Code
         Section 402(g) limit and is includable in the Participant's gross income under Section 402(g) of the Code.

(i) A "family member" of an Employee means the Employee's spouse, his lineal ascendants, his lineal descendants, and the spouses of such lineal ascendants and descendants.

(j)      A "limitation year" means the calendar year.

(k) A "matching contribution" means any employer contribution allocated to an Eligible Employee's account under the Plan or any other plan of an Employer or a Related

         Company solely on account of elective contributions made on his behalf or employee contributions made by him.

(l) A "qualified nonelective contribution" means any employer contribution made on behalf of a Participant that the Participant could not elect instead to receive in cash, that is a qualified nonelective contribution as defined in Section 401(k) and Section 401(m) of the Code and regulations issued thereunder, is nonforfeitable when made, and is distributable only as permitted in regulations issued under
         Section 401(k) of the Code.

(m) The "test compensation" of an Eligible Employee for a Plan Year means compensation as defined in Section 414(s) of the Code and regulations issued thereunder, limited, however, to (1) $200,000 for Plan Years beginning prior to January 1, 1994, or (2) $150,000 for Plan Years beginning on or after January 1, 1994 (subject to adjustment annually as provided in Section 401(a)(17)(B) and Section 415(d) of the Code; provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for Plan Years beginning in such calendar year). If the test compensation of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is required for a Participant who is covered under the Plan for less than one full Plan Year if the formula for allocations is based on Compensation for a period of at least 12 months. In determining the test compensation, for purposes of applying the annual compensation limitation described above, of a Participant who is a five percent owner or among the ten Highly Compensated Employees receiving the greatest test compensation for the limitation year, the test compensation of the Participant's spouse and of his lineal descendants who have not attained age 19 as of the close of the limitation year shall be included as test compensation of the Participant for the limitation year. If as a result of applying the family aggregation rule described in the preceding sentence the annual compensation limitation would be exceeded, the limitation shall be prorated among the affected family members in proportion to each member's test compensation as determined prior to application of the family aggregation rules.

7.2      CODE SECTION 402(g) LIMIT

In no event shall the amount of the Tax-Deferred Contributions made on behalf of an Eligible Employee for his taxable year, when aggregated with any elective contributions made on behalf of the Eligible Employee under any other plan of an Employer or a Related Company for his taxable year, exceed the Code Section 402(g) limit. In the event that the Administrator determines that the reduction percentage elected by an Eligible Employee will result in his exceeding the Code
Section 402(g) limit, the Administrator may adjust the reduction authorization of such Eligible Employee by reducing the percentage of his Tax-Deferred Contributions to such smaller percentage that will result in the Code Section 402(g) limit not being exceeded. If the Administrator determines that the Tax-Deferred Contributions made on behalf of an Eligible Employee would exceed the Code Section 402(g) limit for his taxable year, the Tax-Deferred Contributions for such Participant shall be automatically suspended for the remainder, if any, of such taxable year.

If an Employer notifies the Administrator that the Code Section 402(g) limit has nevertheless been exceeded by an Eligible Employee for his taxable year, the Tax-Deferred Contributions that, when aggregated with elective contributions made on behalf of the Eligible Employee under any other plan of an Employer or a Related Company, would exceed the Code Section 402(g) limit, plus any income and minus any losses attributable thereto, shall be distributed to the Eligible Employee no later than the April 15 immediately following such taxable year. Any Tax-Deferred Contributions that are distributed to an Eligible Employee in accordance with this Section shall not be taken into account in computing the Eligible Employee's actual deferral percentage for the Plan Year in which the Tax-Deferred Contributions were made, unless the Eligible Employee is a Highly Compensated Employee. If an amount of Tax-Deferred Contributions is distributed to a Participant in accordance with this Section, matching contributions that are attributable solely to the distributed Tax-Deferred Contributions, plus any income and minus any losses attributable thereto, shall be forfeited by the Participant. Any such forfeited amounts shall be treated as a forfeiture under the Plan in accordance with the provisions of Article XIV as of the last day of the month in which the distribution of Tax-Deferred Contributions pursuant to this Section occurs.

7.3      DISTRIBUTION OF EXCESS DEFERRALS

Notwithstanding any other provision of the Plan to the contrary, if a Participant notifies the Administrator in writing no later than the March 1 following the close of the Participant's taxable year that excess deferrals have been made on his behalf under the Plan for such taxable year, the excess deferrals, plus any income and minus any losses attributable thereto, shall be distributed to the Participant no later than the April 15 immediately following such taxable year. Any Tax-Deferred Contributions that are distributed to a Participant in accordance with this Section shall nevertheless be taken into account in computing the Participant's actual deferral percentage for the Plan Year in which the Tax-Deferred Contributions were made. If an amount of Tax-Deferred Contributions is distributed to a Participant in accordance with this Section, matching contributions that are attributable solely to the distributed Tax-Deferred Contributions, plus any income and minus any losses attributable thereto, shall be forfeited by the Participant. Any such forfeited amounts shall be treated as a forfeiture under the Plan in accordance with the provisions of Article XIV as of the last day of the month in which the distribution of Tax-Deferred Contributions pursuant to this Section occurs.

7.4      LIMITATION ON TAX-DEFERRED CONTRIBUTIONS OF HIGHLY COMPENSATED
         EMPLOYEES

Notwithstanding any other provision of the Plan to the contrary, the Tax-Deferred Contributions made with respect to a Plan Year on behalf of Eligible Employees who are Highly Compensated Employees may not result in an average actual deferral percentage for such Eligible Employees that exceeds the greater of:

(a) a percentage that is equal to 125 percent of the average actual deferral percentage for all other Eligible Employees; or

(b) a percentage that is not more than 200 percent of the average actual deferral percentage for all other Eligible Employees and that is not more than two percentage points higher than the average actual deferral percentage for all other Eligible Employees.

In order to assure that the limitation contained herein is not exceeded with respect to a Plan Year, the Administrator is authorized to suspend completely further Tax-Deferred Contributions on behalf of Highly Compensated Employees for any remaining portion of a Plan Year or to adjust the projected actual deferral percentages of Highly Compensated Employees by reducing their percentage elections with respect to Tax-Deferred Contributions for any remaining portion of a Plan Year to such smaller percentages that will result in the limitation set forth above not being exceeded. In the event of any such suspension or reduction, Highly Compensated Employees affected thereby shall be notified of the reduction or suspension as soon as possible and shall be given an opportunity to make a new Tax-Deferred Contribution election to be effective the first day of the next following Plan Year. In the absence of such an election, the election in effect immediately prior to the suspension or adjustment described above shall be reinstated as of the first day of the next following Plan Year.

For purposes of applying the limitation contained in this Section, the Tax-Deferred Contributions, qualified nonelective contributions (to the extent that such qualified nonelective contributions are taken into account in computing actual deferral percentages), and test compensation of any Eligible Employee who is a family member of another Eligible Employee who is a five percent owner or among the ten Highly Compensated Employees receiving the greatest test compensation for the Plan Year shall be aggregated with the Tax-Deferred Contributions, qualified nonelective contributions, and test compensation of such other Eligible Employee, and such family member shall not be considered an Eligible Employee for purposes of determining the average actual deferral percentage for all other Eligible Employees.

In determining the actual deferral percentage for any Eligible Employee who is a Highly Compensated Employee for the Plan Year, elective contributions and qualified nonelective contributions (to the extent that qualified nonelective contributions are taken into account in computing actual deferral percentages) made to his accounts under any other plan of an Employer or a Related Company shall be treated as if all such contributions were made to the Plan; provided, however, that if such a plan has a plan year different from the Plan Year, any such contributions made to the Highly Compensated Employee's accounts under the plan for the plan year ending with or within the same calendar year as the Plan Year shall be treated as if such contributions were made to the Plan. Notwithstanding the foregoing, such contributions shall not be treated as if they were made to the Plan if regulations issued under Section 401(k) of the Code do not permit such plan to be aggregated with the Plan.

If one or more plans of an Employer or Related Company are aggregated with the Plan for purposes of satisfying the requirements of Section 401(a)(4) or 410(b) of the Code, then actual deferral percentages under the Plan shall be calculated as if the Plan and such one or more other plans were a single plan. For Plan Years beginning after December 31, 1991, plans may be aggregated to satisfy
Section 401(k) of the Code only if they have the same plan year.

The Administrator shall maintain records sufficient to show that the limitation contained in this Section was not exceeded with respect to any Plan Year and the amount of the qualified nonelective contributions taken into account in computing actual deferral percentages for any Plan Year.

7.5      DISTRIBUTION OF EXCESS TAX-DEFERRED CONTRIBUTIONS

Notwithstanding any other provision of the Plan to the contrary, in the event that the limitation contained in Section 7.4 is exceeded in any Plan Year, the Tax-Deferred Contributions made with respect to a Highly Compensated Employee that exceed the maximum amount permitted to be contributed to the Plan on his behalf under Section 7.4, plus any income and minus any losses attributable thereto, shall be distributed to the Highly Compensated Employee prior to the end of the next succeeding Plan Year. If excess amounts are attributable to Participants aggregated under the family aggregation rules described in Section 7.4, the excess shall be allocated among family members in proportion to the Tax-Deferred Contributions made with respect to each family member. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year for which the excess occurred, an excise tax may be imposed under
Section 4979 of the Code on the Employer maintaining the Plan with respect to such amounts.

The maximum amount permitted to be contributed to the Plan on a Highly Compensated Employee's behalf under Section 7.4 shall be determined by reducing Tax-Deferred Contributions made on behalf of Highly Compensated Employees in order of their actual deferral percentages beginning with the highest of such percentages. The determination of the amount of excess Tax-Deferred Contributions shall be made after application of Section 7.3, if applicable.

If an amount of Tax-Deferred Contributions is distributed to a Participant in accordance with this Section, matching contributions that are attributable solely to the distributed Tax-Deferred Contributions, plus any income and minus any losses attributable thereto, shall be forfeited by the Participant. Any such forfeited amounts shall be treated as a forfeiture under the Plan in accordance with the provisions of Article XIV as of the last day of the month in which the distribution of Tax-Deferred Contributions pursuant to this Section occurs.

7.6 LIMITATION ON MATCHING CONTRIBUTIONS AND AFTER-TAX CONTRIBUTIONS OF HIGHLY COMPENSATED EMPLOYEES

Notwithstanding any other provision of the Plan to the contrary, the matching contributions and After-Tax Contributions made with respect to a Plan Year by or on behalf of eligible participants who are Highly Compensated Employees may not result in an average contribution percentage for such eligible participants that exceeds the greater of:

(a) a percentage that is equal to 125 percent of the average contribution percentage for all other eligible participants; or

(b) a percentage that is not more than 200 percent of the average contribution percentage for all other eligible participants and that is not more than two percentage points higher than the average contribution percentage for all other eligible participants.

For purposes of applying the limitation contained in this Section, the matching contributions, After-Tax Contributions, qualified nonelective contributions and Tax-Deferred Contributions (to the extent that such qualified nonelective contributions and Tax-Deferred Contributions are taken into account in computing contribution percentages), and test compensation of any eligible participant who is a family member of another eligible participant who is a five percent owner or among the ten Highly Compensated Employees receiving the greatest test compensation for the Plan Year shall be aggregated with the matching contributions, After-Tax Contributions, qualified nonelective contributions, Tax-Deferred Contributions, and test compensation of such other eligible participant, and such family member shall not be considered an eligible participant for purposes of determining the average contribution percentage for all other eligible participants.

In determining the contribution percentage for any eligible participant who is a Highly Compensated Employee for the Plan Year, matching contributions, employee contributions, qualified nonelective contributions, and elective contributions (to the extent that qualified nonelective contributions and elective contributions are taken into account in computing contribution percentages) made to his accounts under any other plan of an Employer or a Related Company shall be treated as if all such contributions were made to the Plan; provided, however, that if such a plan has a plan year different from the Plan Year, any such contributions made to the Highly Compensated Employee's accounts under the plan for the plan year ending with or within the same calendar year as the Plan Year shall be treated as if such contributions were made to the Plan. Notwithstanding the foregoing, such contributions shall not be treated as if they were made to the Plan if regulations issued under Section 401(m) of the Code do not permit such plan to be aggregated with the Plan.

If one or more plans of an Employer or a Related Company are aggregated with the Plan for purposes of satisfying the requirements of Section 401(a)(4) or 410(b) of the Code, the contribution percentages under the Plan shall be calculated as if the Plan and such one or more other plans were a single plan. Plans may be aggregated to satisfy Section 401(m) of the Code only if they have the same plan year.

The Administrator shall maintain records sufficient to show that the limitation contained in this Section was not exceeded with respect to any Plan Year and the amount of the elective contributions and qualified nonelective contributions taken into account in computing contribution percentages for any Plan Year.

7.7      FORFEITURE OR DISTRIBUTION OF EXCESS CONTRIBUTIONS

Notwithstanding any other provision of the Plan to the contrary, in the event that the limitation contained in Section 7.6 is exceeded in any Plan Year, the matching contributions and After-Tax Contributions made by or on behalf of a Highly Compensated Employee that exceed the maximum amount permitted to be contributed to the Plan by or on behalf of such Highly Compensated Employee under Section 7.6, plus any income and minus any losses attributable thereto, shall be forfeited, to the extent forfeitable, or distributed to the Participant prior to the end of the next succeeding Plan Year as hereinafter provided. If excess amounts are attributable to Participants aggregated under the family aggregation rules described in Section 7.5, the excess shall be allocated among family members in proportion to the matching contributions and After-Tax Contributions and qualified nonelective contributions (to the extent that qualified nonelective contributions are taken into account in computing contribution percentages) made with respect to each family member. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year for which the excess occurred, an excise tax may be imposed under Section 4979 of the Code on the Employer maintaining the Plan with respect to such amounts.

The maximum amount permitted to be contributed to the Plan by or on behalf of a Highly Compensated Employee under Section 7.6 shall be determined by reducing matching contributions and After-Tax Contributions made by or on behalf of Highly Compensated Employees in order of their contribution percentages beginning with the highest of such percentages. The distribution or forfeiture requirement of this Section shall be satisfied by reducing contributions made by or on behalf of the Highly Compensated Employee to the extent necessary in the following order:

         After-Tax Contributions made by the Highly Compensated Employee, if any, shall be distributed.

         Matching contributions attributable to Tax-Deferred Contributions shall be distributed or forfeited, as appropriate.

Any amounts forfeited with respect to a Participant pursuant to this Section shall be treated as a forfeiture under the Plan in accordance with the provisions of Article XIV as of the last day of the month in which the distribution of contributions pursuant to this Section occurs. The amount of excess After-Tax Contributions of a Participant shall in all cases be distributable; the excess matching contributions shall be distributable to the extent the Participant has a vested interest in his Employer Contributions Sub-Account that is attributable to matching contributions. The determination of the amount of excess matching contributions and After-Tax Contributions shall be made after application of Section 7.3, if applicable, and after application of
Section 7.5, if applicable.

7.8      MULTIPLE USE LIMITATION

Notwithstanding any other provision of the Plan to the contrary, the following multiple use limitation as required under Section 401(m) of the Code shall apply: the sum of the average actual deferral percentage for Eligible Employees who are Highly Compensated Employees and the average contribution percentage for eligible participants who are Highly Compensated Employees may not exceed the aggregate limit. In the event that, after satisfaction of Section 7.5 and
Section 7.7, it is determined that contributions under the Plan fail to satisfy the multiple use limitation contained herein, the multiple use limitation shall be satisfied by further reducing the actual deferral percentages of Eligible Employees who are Highly Compensated Employees (beginning with the highest such percentage) to the extent necessary to eliminate the excess, with such further reductions to be treated as excess Tax-Deferred Contributions and disposed of as provided in Section 7.5, or in an alternative manner, consistently applied, that may be permitted by regulations issued under Section 401(m) of the Code.

7.9      DETERMINATION OF INCOME OR LOSS

The income or loss attributable to excess contributions that are distributed pursuant to this Article shall be determined for the preceding Plan Year under the method otherwise used for allocating income or loss to Participant's Separate Accounts.

7.10     CODE SECTION 415 LIMITATIONS ON CREDITING OF CONTRIBUTIONS AND
         FORFEITURES

Notwithstanding any other provision of the Plan to the contrary, the annual addition with respect to a Participant for a limitation year shall in no event exceed the lesser of (i) $30,000 (adjusted as provided in Section 415(d) of the Code, with the first adjustment being made for limitation years beginning on or after January 1, 1996) or (ii) 25 percent of the Participant's compensation, as defined in Section 415(c)(3) of the Code and regulations issued thereunder, for the limitation year. If the annual addition to the Separate Account of a Participant in any limitation year would otherwise exceed the amount that may be applied for his benefit under the limitation contained in this Section, the limitation shall be satisfied by reducing contributions made by or on behalf of the Participant to the extent necessary in the following order:

         After-Tax Contributions made by the Participant for the limitation year, if any, shall be reduced.

         Tax-Deferred Contributions made on the Participant's behalf for the limitation year and the matching contributions attributable thereto, if any, shall be reduced pro rata.

         Employer Contributions (other than matching contributions and qualified nonelective contributions) otherwise allocable to the Participant's Separate Account for the limitation year shall be reduced.

         Qualified nonelective contributions made on the Participant's behalf for the limitation year shall be reduced.

The amount of any reduction of Tax-Deferred Contributions or After-Tax Contributions (plus any income attributable thereto) shall be returned to the Participant. The amount of any reduction of Employer Contributions shall be deemed a forfeiture for the limitation year. Amounts deemed to be forfeitures under this Section shall be held unallocated in a suspense account established for the limitation year and shall be applied against the Employer's contribution obligation for the next following limitation year (and succeeding limitation years, as necessary). If a suspense account is in existence at any time during a limitation year, all amounts in the suspense account must be allocated to Participants' Separate Accounts (subject to the limitations contained herein) before any further Tax-Deferred Contributions, Employer Contributions, or After-Tax Contributions may be made to the Plan by or on behalf of Participants. No suspense account established hereunder shall share in any increase or decrease in the net worth of the Trust. For purposes of this Article, excesses shall result only from the allocation of forfeitures, a reasonable error in estimating a Participant's annual compensation (as defined in Section 415(c)(3) of the Code and regulations issued thereunder), a reasonable error in determining the amount of Tax-Deferred Contributions that may be made with respect to any Participant under the limits of Section 415 of the Code, or other limited facts and circumstances that justify the availability of the provisions set forth above.

7.11     COVERAGE UNDER OTHER QUALIFIED DEFINED CONTRIBUTION PLAN

If a Participant is covered by any other qualified defined contribution plan (whether or not terminated) maintained by an Employer or a Related Company concurrently with the Plan, and if the annual addition for the limitation year would otherwise exceed the amount that may be applied for the Participant's benefit under the limitation contained in Section 7.10, such excess shall be reduced first by returning the employee contributions made by the Participant for the limitation year under all of the defined contribution plans other than the Plan and the income attributable thereto to the extent necessary. If the limitation contained in Section 7.10 is still not satisfied after returning all of the employee contributions made by the Participant under all such other plans, the excess shall be reduced by returning the elective contributions made on the Participant's behalf for the limitation year under all such other plans and the income attributable thereto to the extent necessary on a pro rata basis among all of such plans. If the limitation contained in Section 7.10 is still not satisfied after returning all of the elective contributions made on the Participant's behalf under all such other plans, the procedure set forth in Section 7.10 shall be invoked to eliminate any such excess. If the limitation contained in Section 7.10 is still not satisfied after invocation of the procedure set forth in Section 7.10, the portion of the employer contributions and of forfeitures for the limitation year under all such other plans that has been allocated to the Participant thereunder, but which exceeds the limitation set forth in Section 7.10, shall be deemed a forfeiture for the limitation year and shall be disposed of as provided in such other plans; provided, however, that if the Participant is covered by a money purchase pension plan, the forfeiture shall be effected first under any other defined contribution plan that is not a money purchase pension plan and, if the limitation is still not satisfied, then under such money purchase pension plan.

7.12     COVERAGE UNDER QUALIFIED DEFINED BENEFIT PLAN

If a Participant in the Plan is also covered by a qualified defined benefit plan (whether or not terminated) maintained by an Employer or a Related Company, in no event shall the sum of the defined benefit plan fraction (as defined in Section 415(e)(2) of the Code) and the defined contribution plan fraction (as defined in Section 415(e)(3) of the Code) exceed 1.0 in any limitation year. If, before October 3, 1973, the Participant was an active participant in a qualified defined benefit plan maintained by an Employer or a Related Company and otherwise satisfies the requirements of Section 2004(d)(2) of ERISA, then for purposes of applying this Section, the defined benefit plan fraction shall not exceed 1.0. In the event the special limitation contained in this Section is exceeded, the benefits otherwise payable to the Participant under any such qualified defined benefit plan shall be reduced to the extent necessary to meet such limitation.

7.13     SCOPE OF LIMITATIONS

The limitations contained in Sections 7.10, 7.11, and 7.12 shall be applicable only with respect to benefits provided pursuant to defined contribution plans and defined benefit plans described in Section 415(k) of the Code.

                                  ARTICLE VIII
                        TRUST FUNDS AND SEPARATE ACCOUNTS

8.1      GENERAL FUND

The Trustee shall maintain a General Fund as required to hold and administer any assets of the Trust that are not allocated among the separate Investment Funds as provided in the Plan or the Trust Agreement. The General Fund shall be held and administered as a separate common trust fund. The interest of each Participant or Beneficiary under the Plan in the General Fund shall be an undivided interest. The General Fund may be invested in whole or in part in equity securities issued by an Employer or a Related Company that are publicly traded and are "qualifying employer securities" as defined in Section 407(d)(5) of ERISA.

8.2      INVESTMENT FUNDS

The Sponsor shall determine the number and type of Investment Funds. The Sponsor shall communicate the same and any changes therein in writing to the Administrator and the Trustee. Each Investment Fund shall be held and administered as a separate common trust fund. The interest of each Participant or Beneficiary under the Plan in any Investment Fund shall be an undivided interest.

The Sponsor may determine to offer one or more Investment Funds that are invested in whole or in part in equity securities issued by an Employer or a Related Company that are publicly traded and are "qualifying employer securities" as defined in Section 407(d)(5) of ERISA.

8.3      INCOME ON TRUST

Any dividends, interest, distributions, or other income received by the Trustee with respect to any Trust Fund maintained hereunder shall be allocated by the Trustee to the Trust Fund for which the income was received.

8.4      SEPARATE ACCOUNTS

As of the first date a contribution is made by or on behalf of an Employee, there shall be established a Separate Account in his name reflecting his interest in the Trust. Each Separate Account shall be maintained and administered for each Participant and Beneficiary in accordance with the provisions of the Plan. The balance of each Separate Account shall be the balance of the account after all credits and charges thereto, for and as of such date, have been made as provided herein.

8.5      SUB-ACCOUNTS

A Participant's Separate Account shall be divided into individual Sub-Accounts reflecting the portion of the Participant's Separate Account that is derived from Tax-Deferred Contributions, After-Tax Contributions, Rollover Contributions, or Employer Contributions. Each Sub-Account shall reflect separately contributions allocated to each Trust Fund maintained hereunder and the earnings and losses attributable thereto. The Employer Contributions Sub-Account shall reflect separately that portion of such Sub-Account that is derived from Employer Contributions that may be taken into account to satisfy the limitations on contributions for Highly Compensated Employees contained in Article VII. Such other Sub-Accounts may be established as are necessary or appropriate to reflect a Participant's interest in the Trust.

                                   ARTICLE IX
                            LIFE INSURANCE CONTRACTS

9.1      NO LIFE INSURANCE CONTRACTS

There shall be no life insurance contracts purchased under the Plan.

                                    ARTICLE X
                     DEPOSIT AND INVESTMENT OF CONTRIBUTIONS

10.1     FUTURE CONTRIBUTION INVESTMENT ELECTIONS

Each Eligible Employee shall make an investment election in the manner and form prescribed by the Administrator directing the manner in which his Tax-Deferred Contributions, After-Tax Contributions, Rollover Contributions, and Employer Contributions shall be invested. An Eligible Employee's investment election shall specify the percentage, in the percentage increments prescribed by the Administrator, of such contributions that shall be allocated to one or more of the Investment Funds with the sum of such percentages equaling 100 percent. The investment election by a Participant shall remain in effect until his entire interest under the Plan is distributed or forfeited in accordance with the provisions of the Plan or until he files a change of investment election with the Administrator, in such form as the Administrator shall prescribe. A Participant's change of investment election may be made effective as of the date or dates prescribed by the Administrator.

10.2     DEPOSIT OF CONTRIBUTIONS

All Tax-Deferred Contributions, After-Tax Contributions, Rollover Contributions, and Employer Contributions shall be deposited in the Trust and allocated among the Investment Funds in accordance with the Participant's currently effective investment election; provided, however, that any contributions made to the Plan in qualifying employer securities shall be allocated to the Employer securities Investment Fund established by the Sponsor, pending directions to the Administrator regarding their future investment. If no investment election is on file with the Administrator at the time contributions are to be deposited to a Participant's Separate Account, the Participant shall be notified and an investment election form shall be provided to him. Until such Participant shall make an effective election under this Section, his contributions shall be allocated among the Investment Funds as directed by the Administrator.

10.3     ELECTION TO TRANSFER BETWEEN FUNDS

A Participant may elect to transfer investments from any Investment Fund to any other Investment Fund. The Participant's transfer election shall specify either
(i) a percentage, in the percentage increments prescribed by the Administrator, of the amount eligible for transfer, which percentage may not exceed 100 percent, or (ii) a dollar amount that is to be transferred. Subject to any restrictions pertaining to a particular Investment Fund, a Participant's transfer election may be made effective as of the date or dates prescribed by the Administrator.

                                   ARTICLE XI
                     CREDITING AND VALUING SEPARATE ACCOUNTS

11.1     CREDITING SEPARATE ACCOUNTS

All contributions made under the provisions of the Plan shall be credited to Separate Accounts in the Trust Funds by the Trustee, in accordance with procedures established in writing by the Administrator, either when received or on the succeeding Valuation Date after valuation of the Trust Fund has been completed for such Valuation Date as provided in Section 11.2, as shall be determined by the Administrator.

11.2     VALUING SEPARATE ACCOUNTS

Separate Accounts in the Trust Funds shall be valued by the Trustee on the Valuation Date, in accordance with procedures established in writing by the Administrator, either in the manner adopted by the Trustee and approved by the Administrator or in the manner set forth in Section 11.3 as Plan valuation procedures, as determined by the Administrator.

11.3     PLAN VALUATION PROCEDURES

With respect to the Trust Funds, the Administrator may determine that the following valuation procedures shall be applied. As of each Valuation Date hereunder, the portion of any Separate Accounts in a Trust Fund shall be adjusted to reflect any increase or decrease in the value of the Trust Fund for the period of time occurring since the immediately preceding Valuation Date for the Trust Fund (the "valuation period") in the following manner:

(a) First, the value of the Trust Fund shall be determined by valuing all of the assets of the Trust Fund at fair market value.

(b) Next, the net increase or decrease in the value of the Trust Fund attributable to net income and all profits and losses, realized and unrealized, during the valuation period shall be determined on the basis of the valuation under paragraph (a) taking into account appropriate adjustments for contributions, loan payments, and transfers to and distributions, withdrawals, loans, and transfers from such Trust Fund during the valuation period.

(c) Finally, the net increase or decrease in the value of the Trust Fund shall be allocated among Separate Accounts in the Trust Fund in the ratio of the balance of the portion of such Separate Account in the Trust Fund as of the preceding Valuation Date less any distributions, withdrawals, loans, and transfers from such Separate Account balance in the Trust Fund since the Valuation Date to the aggregate balances of the portions of all Separate Accounts in the Trust Fund similarly adjusted, and each Separate Account in the Trust Fund shall be credited or charged with the amount of its allocated share. Notwithstanding the foregoing, the Administrator may adopt such accounting procedures as it considers appropriate and equitable to establish a proportionate crediting of net increase or decrease in the value of the Trust Fund for contributions, loan payments, and transfers to and distributions, withdrawals, loans, and transfers from such Trust Fund made by or on behalf of a Participant during the valuation period.

11.4     FINALITY OF DETERMINATIONS

The Trustee shall have exclusive responsibility for determining the balance of each Separate Account maintained hereunder. The Trustee's determinations thereof shall be conclusive upon all interested parties.

11.5     NOTIFICATION

Within a reasonable period of time after the end of each Plan Year, the Administrator shall notify each Participant and Beneficiary of the balances of his Separate Account and Sub-Accounts as of a Valuation Date during the Plan Year.

                                   ARTICLE XII
                                      LOANS

12.1     PARTICIPANT LOANS

This Section 12.1 specifically authorizes the Administrator to make loans on a nondiscriminatory basis to a Participant or to a Beneficiary in accordance with a loan policy to be adopted by the Administrator, provided: (1) loans are available to all Participants and Beneficiaries on a reasonably equivalent basis and are not available in a greater amount for Highly Compensated Employees than for other Employees; (2) any loan is adequately secured and bears a reasonable rate of interest; (3) the loan provides for repayment within a specified time;
(4) the amount of the loan does not exceed (at the time the Plan extends the loan) the vested portion of the value of the Participant's Separate Account; and
(5) the loan otherwise conforms to the exemption provided by Code Section 4975(d)(1). This Section 12.1 does not impose any restrictions on the class of Participants eligible for a loan from the Plan.

                                  ARTICLE XIII
                           WITHDRAWALS WHILE EMPLOYED

13.1     WITHDRAWALS OF AFTER-TAX CONTRIBUTIONS

A Participant who is employed by an Employer or a Related Company may elect in writing, subject to the limitations and conditions prescribed in this Article, to make a cash withdrawal from his After-Tax Contributions Sub-Account.

13.2     WITHDRAWALS OF ROLLOVER CONTRIBUTIONS

A Participant who is employed by an Employer or a Related Company and has attained age 59 1/2 or is determined by the Administrator to have incurred a hardship as defined in this Article may elect in writing, subject to the limitations and conditions prescribed in this Article, to make a cash withdrawal from his Rollover Contributions Sub-Account.

13.3     WITHDRAWALS OF EMPLOYER CONTRIBUTIONS

A Participant who is employed by an Employer or a Related Company and has attained age 59 1/2 may elect in writing, subject to the limitations and conditions prescribed in this Article to make a cash withdrawal from his vested interest in his Employer Contributions Sub-Account. The maximum amount that a Participant may withdraw pursuant to this Section shall be an amount ("X") determined by the following formula:

         X = P (AB + D) - D

         For purposes of the formula:

         P   =    The Participant's vested interest in his Employer
                  Contributions Sub-Account on the date distribution is to be made.

         AB  =    The balance of the Participant's Employer Contributions
                  Sub-Account as of the Valuation Date immediately preceding the date distribution is to be made.

         D   =    The amount of all prior withdrawals from the Participant's
                  Employer Contributions Sub-Account made pursuant to this Section.

13.4     WITHDRAWALS OF TAX-DEFERRED CONTRIBUTIONS

A Participant who is employed by an Employer or a Related Company and who has attained age 59 1/2 or is determined by the Administrator to have incurred a hardship as defined in this Article may elect in writing, subject to the limitations and conditions prescribed in this Article, to make a cash withdrawal from his Tax-Deferred Contributions Sub-Account. The maximum amount that a Participant may withdraw pursuant to this Section because of a hardship is the balance of his Tax-Deferred Contributions Sub-Account, exclusive of any earnings credited to such Sub-Account.

13.5     LIMITATIONS ON WITHDRAWALS OTHER THAN HARDSHIP WITHDRAWALS

Withdrawals made pursuant to this Article, other than hardship withdrawals, shall be subject to the following conditions and limitations:

         A Participant must file a written withdrawal application with the Administrator such number of days prior to the date as of which it is to be effective as the Administrator shall prescribe.

         Withdrawals may be made effective as soon as reasonably practicable following the Administrator's receipt of the Participant's directions.

         A Participant who makes a withdrawal from his After-Tax Contributions Sub-Account may not make a further withdrawal of After-Tax Contributions under this Article during the remainder of the Plan Year in which the withdrawal is effective if such withdrawal was made prior to the date such Participant attained age 59 1/2.

13.6     CONDITIONS AND LIMITATIONS ON HARDSHIP WITHDRAWALS

A Participant must file a written application for a hardship withdrawal with the Administrator such number of days prior to the date as of which it is to be effective as the Administrator may prescribe. Hardship withdrawals may be made effective as soon as reasonably practicable following the Administrator's receipt of the Participant's directions. The Administrator shall grant a hardship withdrawal only if it determines that the withdrawal is necessary to meet an immediate and heavy financial need of the Participant. An immediate and heavy financial need of the Participant means a financial need on account of:

(a) expenses previously incurred by or necessary to obtain for the Participant, the Participant's spouse, or any dependent of the Participant (as defined in Section 152 of the Code) medical care described in Section 213(d) of the Code;

(b) costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

(c) payment of tuition, related educational fees, and room and board expenses for the next 12 months of post-secondary education for the Participant, the Participant's spouse, or any dependent of the Participant; or

(d) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

A withdrawal shall be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant only if all of the following requirements are satisfied:

         The withdrawal is not in excess of the amount of the immediate and heavy financial need of the Participant.

         The Participant has obtained all distributions, other than hardship distributions, and all non-taxable loans currently available under all plans maintained by an Employer or any Related Company.

         The Participant's Tax-Deferred Contributions and After-Tax Contributions and the Participant's elective tax-deferred contributions and employee after-tax contributions under all other tax-qualified plans maintained by an Employer or any Related Company shall be suspended for at least twelve months after his receipt of the withdrawal.

         The Participant shall not make Tax-Deferred Contributions or elective tax-deferred contributions under any other tax-qualified plan maintained by an Employer or any Related Company for the Participant's taxable year immediately following the taxable year of the withdrawal in excess of the applicable limit under Section 402(g) of the Code for such next taxable year less the amount of the Participant's Tax-Deferred Contributions and elective tax-deferred contributions under any other plan maintained by an Employer or any Related Company for the taxable year of the withdrawal.

The minimum hardship withdrawal that a Participant may make is $1,000. The amount of hardship withdrawal may include any amounts necessary to pay any Federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. A Participant shall not fail to be treated as an Eligible Employee for purposes of applying the limitations contained in Article VII of the Plan merely because his Tax-Deferred Contributions are suspended in accordance with this Section.

13.7     ORDER OF WITHDRAWAL FROM A PARTICIPANT'S SUB-ACCOUNTS

Distribution of a withdrawal amount shall be made from a Participant's Sub-Accounts, to the extent necessary, in the order prescribed by the Administrator, which order shall be uniform with respect to all Participants and non-discriminatory. If the Sub-Account from which a Participant is receiving a withdrawal is invested in more than one Investment Fund, the withdrawal shall be charged against the Investment Funds as directed by the Administrator.

                                   ARTICLE XIV
                  TERMINATION OF EMPLOYMENT AND SETTLEMENT DATE

14.1     TERMINATION OF EMPLOYMENT AND SETTLEMENT DATE

A Participant's Settlement Date shall occur on the date he terminates employment with an Employer and all Related Companies because of death, disability, retirement, or other termination of employment. Written notice of a Participant's Settlement Date shall be given by the Administrator to the Trustee.

14.2     SEPARATE ACCOUNTING FOR NON-VESTED AMOUNTS

If as of a Participant's Settlement Date the Participant's vested interest in his Employer Contributions Sub-Account is less than 100 percent, that portion of his Employer Contributions Sub-Account that is not vested shall be accounted for separately from the vested portion and shall be disposed of as provided in the following Section. If prior to his Settlement Date such a Participant made a withdrawal in accordance with the provisions of Article XIII, the vested portion of his Employer Contributions Sub-Account shall be equal to the maximum withdrawable amount as determined under Article XIII, without regard to any exclusion for amounts attributable to Employer Contributions that may be taken into account to satisfy the limitations on contributions for Highly Compensated Employees contained in Article VII.

14.3     DISPOSITION OF NON-VESTED AMOUNTS

That portion of a Participant's Employer Contributions Sub-Account that is not vested upon the occurrence of his Settlement Date shall be disposed of as follows:

(a) If the Participant has no vested interest in his Separate Account upon the occurrence of his Settlement Date or his vested interest in his Separate Account as of the date of distribution does not exceed $3,500 resulting in the Participant's receipt of a single sum payment of such vested interest, the non-vested balance remaining in the Participant's Employer Contributions Sub-Account will be forfeited and his Separate Account closed as of (i) the Participant's Settlement Date, if the Participant has no vested interest in his Separate Account, or (ii) the date the single sum payment occurs.

(b) If the Participant's vested interest in his Separate Account exceeds $3,500 and the Participant is eligible for and consents in writing to a single sum payment of his vested interest in his Separate Account, the non-vested balance remaining in the Participant's Employer Contributions Sub-Account will he forfeited and his Separate Account closed as of the date the single sum payment occurs, provided that such distribution occurs prior to the end of the second Plan Year beginning on or after the Participant's Settlement Date.

(c) If neither paragraph (a) nor paragraph (b) is applicable, the non-vested portion of the Participant's Employer Contributions Sub-Account will continue to be held in such Sub-Account and will not be forfeited until the end of the five-year period beginning on his Settlement Date.

Whenever the non-vested portion of a Participant's Employer Contributions Sub-Account is forfeited under the provisions of the Plan with respect to a Plan Year, the amount of such forfeiture, as of the last day of the Plan Year, shall be applied first against Plan expenses for the Plan Year and then against the Employer Contribution obligations for the Plan Year of the Employer for which the Participant last performed services as an Employee. Notwithstanding the foregoing, however, should the amount of all such forfeitures for any Plan Year with respect to any Employer exceed the amount of such Employer's Employer Contribution obligation for the Plan Year, the excess amount of such forfeitures shall be held unallocated in a suspense account established with respect to the Employer and shall for all Plan purposes be applied against the Employer's Employer Contribution obligations for the following Plan Year.

14.4     RECREDITING OF FORFEITED AMOUNTS

A former Participant who forfeited the non-vested portion of his Employer Contributions Sub-Account in accordance with the provisions of this Article and who is reemployed by an Employer or a Related Company shall have such forfeited amounts recredited to a new Separate Account in his name, without adjustment for interim gains or losses experienced by the Trust, if:

(a) he returns to employment with an Employer or a Related Company before the end of the five-year period beginning on the later of his Settlement Date or the date he received distribution of his vested interest in his Separate Account;

(b) he resumes employment covered under the Plan before the end of the five-year period beginning on the date he is reemployed; and

(c) if he received distribution of his vested interest in his Separate Account, he repays to the Plan the full amount of such distribution before the end of the five-year period beginning on the date he is reemployed.

Funds needed in any Plan Year to recredit the Separate Account of a Participant with the amounts of prior forfeitures in accordance with the preceding sentence shall come first from forfeitures that arise during such Plan Year, and then from Trust income earned in such Plan Year, with each Trust Fund being charged with the amount of such income proportionately, unless his Employer chooses to make an additional Employer Contribution, and shall finally be provided by his Employer by way of a separate Employer Contribution.

                                   ARTICLE XV
                                  DISTRIBUTIONS

15.1     DISTRIBUTIONS TO PARTICIPANTS

A Participant whose Settlement Date occurs shall receive distribution of his vested interest in his Separate Account in the form provided under Article XVI beginning as soon as reasonably practicable following his Settlement Date or the date his application for distribution is filed with the Administrator, if later. In addition, a Participant who continues in employment with an Employer or a Related Company after his Normal Retirement Date may elect to receive distribution of all or any portion of his Separate Account in the form provided under Article XVI at any time following his Normal Retirement Date.

15.2     DISTRIBUTIONS TO BENEFICIARIES

If a Participant dies prior to the date distribution of his vested interest in his Separate Account begins under this Article, his Beneficiary shall receive distribution of the Participant's vested interest in his Separate Account in the form provided under Article XVI beginning as soon as reasonably practicable following the date the Beneficiary's application for distribution is filed with the Administrator. Unless distribution is to be made over the life or over a period certain not greater than the life expectancy of the Beneficiary, distribution of the Participant's entire vested interest shall be made to the Beneficiary no later than the end of the fifth calendar year beginning after the Participant's death. If distribution is to be made over the life or over a period certain no greater than the life expectancy of the Beneficiary, distribution shall commence no later than:

(a) If the Beneficiary is not the Participant's spouse, the end of the first calendar year beginning after the Participant's death; or

(b) If the Beneficiary is the Participant's spouse, the later of (i) the end of the first calendar year beginning after the Participant's death or (ii) the end of the calendar year in which the Participant would have attained age 70 1/2.

If distribution is to be made to a Participant's spouse, it shall be made available within a reasonable period of time after the Participant's death that is no less favorable than the period of time applicable to other distributions. If a Participant dies after the date distribution of his vested interest in his Separate Account begins under this Article, but before his entire vested interest in his Separate Account is distributed, his Beneficiary shall receive distribution of the remainder of the Participant's vested interest in his Separate Account beginning as soon as reasonably practicable following the Participant's date of death in a form that provides for distribution at least as rapidly as under the form in which the Participant was receiving distribution.

15.3     CASH OUTS AND PARTICIPANT CONSENT

Notwithstanding any other provision of the Plan to the contrary, if a Participant's vested interest in his Separate Account does not exceed $3,500, distribution of such vested interest shall be made to the Participant in a single sum payment as soon as reasonably practicable following his

Settlement Date. If a Participant's vested interest in his Separate Account is $0, he shall be deemed to have received distribution of such vested interest as of his Settlement Date. If a Participant's vested interest in his Separate Account exceeds $3,500, distribution shall not commence to such Participant prior to his Normal Retirement Date without the Participant's written consent. If at the time of a distribution or deemed distribution to a Participant from his Separate Account, the Participant's vested interest in his Separate Account exceeded $3,500, then for purposes of this Section, the Participant's vested interest in his Separate Account on any subsequent date shall be deemed to exceed $3,500.

15.4     REQUIRED COMMENCEMENT OF DISTRIBUTION

Notwithstanding any other provision of the Plan to the contrary, distribution of a Participant's vested interest in his Separate Account shall commence to the Participant no later than the earlier of:

(a) 60 days after the close of the Plan Year in which (i) the Participant's Normal Retirement Date occurs, (ii) the 10th anniversary of the year in which he commenced participation in the Plan occurs, or (iii) his Settlement Date occurs, whichever is latest; or

(b) the April 1 following the close of the calendar year in which he attains age 70 1/2, whether or not his Settlement Date has occurred, except that if a Participant attained age 70 1/2 prior to January 1, 1988, and was not a five-percent owner (as defined in Section 416 of the Code) at any time during the five-Plan-Year period ending within the calendar year in which he attained age 70 1/2, distribution of such Participant's vested interest in his Separate Account shall commence no later than the April 1 following the close of the calendar year in which he attains age 70 1/2 or retires, whichever is later.

Distributions required to commence under this Section shall be made in the form provided under Article XVI and in accordance with Section 401(a)(9) of the Code and regulations issued thereunder, including the minimum distribution incidental benefit requirements.

15.5     REEMPLOYMENT OF A PARTICIPANT

If a Participant whose Settlement Date has occurred is reemployed by an Employer or a Related Company, he shall lose his right to any distribution or further distributions from the Trust arising from his prior Settlement Date and his interest in the Trust shall thereafter be treated in the same manner as that of any other Participant whose Settlement Date has not occurred.

15.6     RESTRICTIONS ON ALIENATION

Except as provided in Section 401(a)(13) of the Code relating to qualified domestic relations orders and Section 1.401(a) -13(b)(2) of Treasury regulations relating to Federal tax levies and judgments, no benefit under the Plan at any time shall be subject in any manner to anticipation, alienation, assignment (either at law or in equity), encumbrance, garnishment, levy, execution, or other legal or equitable process; and no person shall have power in any manner to anticipate, transfer, assign (either at law or in equity), alienate or subject to attachment, garnishment, levy, execution, or other legal or equitable process, or in any way encumber his benefits under the Plan, or any part thereof, and any attempt to do so shall be void.

15.7     FACILITY OF PAYMENT

If the Administrator finds that any individual to whom an amount is payable hereunder is incapable of attending to his financial affairs because of any mental or physical condition, including the infirmities of advanced age, such amount (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative) may, in the discretion of the Administrator, be paid to another person for the use or benefit of the individual found incapable of attending to his financial affairs or in satisfaction of legal obligations incurred by or on behalf of such individual. The Trustee shall make such payment only upon receipt of written instructions to such effect from the Administrator. Any such payment shall be charged to the Separate Account from which any such payment would otherwise have been paid to the individual found incapable of attending to his financial affairs and shall be a complete discharge of any liability therefor under the Plan.

15.8     INABILITY TO LOCATE PAYEE

If any benefit becomes payable to any person, or to the executor or administrator of any deceased person, and if that person or his executor or administrator does not present himself to the Administrator within a reasonable period after the Administrator mails written notice of his eligibility to receive a distribution hereunder to his last known address and makes such other diligent effort to locate the person as the Administrator determines, that benefit will be forfeited. However, if the payee later files a claim for that benefit, the benefit will be restored.

15.9     DISTRIBUTION PURSUANT TO QUALIFIED DOMESTIC RELATIONS ORDERS

Notwithstanding any other provision of the Plan to the contrary, if a qualified domestic relations order so provides, distribution may be made to an alternate payee pursuant to a qualified domestic relations order, as defined in Section 414(p) of the Code, regardless of whether the Participant's Settlement Date has occurred or whether the Participant is otherwise entitled to receive a distribution under the Plan.

                                   ARTICLE XVI
                                 FORM OF PAYMENT

16.1     NORMAL FORM OF PAYMENT

Unless the Participant, or his Beneficiary, if the Participant had died, elects the optional form of payment, distribution shall be made to the Participant, or his Beneficiary, as the case may be, in a single sum payment. Distribution of the fair market value of the Participant's Separate Account under either the normal or optional forms of payment shall be made in cash or in kind, as elected by the Participant.

16.2     OPTIONAL FORM OF PAYMENT

A Participant, or his Beneficiary, as the case may be, may elect to receive distribution in a series of installments over a period not exceeding the life expectancy of the Participant, or the Participant's Beneficiary, if the Participant has died, or a period not exceeding the joint life and last survivor expectancy of the Participant and his Beneficiary. Each installment shall be equal in amount except as necessary to adjust for any changes in the value of the Participant's Separate Account. The determination of life expectancies shall be made on the basis of the expected return multiples in Table V and VI of
Section 1.72-9 of the Treasury regulations and shall be calculated either once at the time installment payments begin or annually for the Participant and/or his Beneficiary, if his Beneficiary is his spouse, as determined by the Participant at the time installment payments begin. Notwithstanding any other provision of this Section to the contrary, a Participant may elect to receive distribution of his Separate Account for periods prior to the April 1 following the close of the calendar year in which he attains age 70 1/2 in a series of installments made pursuant to any formula elected by the Participant, without regard to the life expectancies of the Participant and his Beneficiary.

16.3     CHANGE OF OPTION ELECTION

A Participant or Beneficiary who has elected the optional form of payment may revoke or change his election at any time prior to the date as of which his benefit commences by filing with the Administrator a written election in the form prescribed by the Administrator.

16.4     DIRECT ROLLOVER

Notwithstanding any other provision of the Plan to the contrary, in lieu of receiving distribution in the form of payment provided under this Article, a "qualified distributee" may elect in writing, in accordance with rules prescribed by the Administrator, to have any portion of all of a distribution made on or after January 1, 1993, that is an "eligible rollover distribution" paid directly by the Plan to the "eligible retirement plan" designated by the "qualified distributee"; provided, however, that this provision shall not apply if the total distribution is less than $200 and that a "qualified distributee" may not elect this provision with respect to a portion of a distribution that is less than $500. Any such payment by the Plan to another "eligible retirement plan" shall be a direct rollover. For purposes of this Section, the following terms have the following meanings:

(a) An "eligible retirement plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code that accepts rollovers; provided, however, that, in the case of a direct rollover by a surviving spouse, an eligible retirement plan does not include a qualified trust described in Section 401(a) of the Code.

(b) An "eligible rollover distribution" means any distribution of all or any portion of the balance of a Participant's Separate Account; provided, however, that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments made not less frequently than annually for the life or life expectancy of the qualified distributee or the joint lives or joint life expectancies of the qualified distributee and the qualified distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that consists of the Participant's After-Tax Contributions.

(c) A "qualified distributee" means a Participant, his surviving spouse, or his spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.

16.5     NOTICE REGARDING FORMS OF PAYMENT

Within the 60 day period ending 30 days before the date as of which distribution of a Participant's Separate Account commences, the Administrator shall provide the Participant with a written explanation of his right to defer distribution until his Normal Retirement Date, or such later date as may be provided in the Plan, his right to make a direct rollover, and the forms of payment available under the Plan. Distribution of the Participant's Separate Account may commence less than 30 days after such notice is provided to the Participant if
(i) the Administrator clearly informs the Participant of his right to consider his election of whether or not to make a direct rollover or to receive a distribution prior to his Normal Retirement Date and his election of a form of payment for a period of at least 30 days following his receipt of the notice and
(ii) the Participant, after receiving the notice, affirmatively elects an early distribution.

16.6     REEMPLOYMENT

If a Participant is reemployed by an Employer or a Related Company prior to receiving distribution of the entire balance of his vested interest in his Separate Account, his prior election of a form of payment hereunder shall become ineffective.

16.7     DISTRIBUTION IN THE FORM OF EMPLOYER STOCK

Notwithstanding any other provision of the Plan to the contrary, a Participant may elect to receive distribution of the fair market value of his Separate Account in the form of Employer stock.

                                  ARTICLE XVII
                                  BENEFICIARIES

17.1     DESIGNATION OF BENEFICIARY

A married Participant's Beneficiary shall be his spouse, unless the Participant designates a person or persons other than his spouse as Beneficiary with his spouse's written consent. A Participant may designate a Beneficiary on the form prescribed by the Administrator. If no Beneficiary has been designated pursuant to the provisions of this Section, or if no Beneficiary survives the Participant and he has no surviving spouse, then the Beneficiary under the Plan shall be the Participant's estate. If a Beneficiary dies after becoming entitled to receive a distribution under the Plan but before distribution is made to him in full, and if no other Beneficiary has been designated to receive the balance of the distribution in that event, the estate of the deceased Beneficiary shall be the Beneficiary as to the balance of the distribution.

17.2     SPOUSAL CONSENT REQUIREMENTS

Any written spousal consent given pursuant to this Article must acknowledge the effect of the action taken and must be witnessed by a Plan representative or a notary public. In addition, the spouse's written consent must either (i) specify any non-spouse Beneficiary designated by the Participant and that such Beneficiary may not be changed without written spousal consent or (ii) acknowledge that the spouse has the right to limit consent to a specific Beneficiary, but permit the Participant to change the designated Beneficiary without the spouse's further consent. A Participant's spouse will be deemed to have given written consent to the Participant's designation of Beneficiary if the Participant establishes to the satisfaction of a Plan representative that such consent cannot be obtained because the spouse cannot be located or because of other circumstances set forth in Section 401(a)(11) of the Code and regulations issued thereunder. Any written consent given or deemed to have been given by a Participant's spouse hereunder shall be valid only with respect to the spouse who signs the consent.

                                 ARTICLE XVIII
                                 ADMINISTRATION

18.1     AUTHORITY OF THE SPONSOR

The Sponsor, which shall be the administrator for purposes of ERISA and the plan administrator for purposes of the Code, shall be responsible for the administration of the Plan and, in addition to the powers and authorities expressly conferred upon it in the Plan, shall have all such powers and authorities as may be necessary to carry out the provisions of the Plan, including the power and authority to interpret and construe the provisions of the Plan, to make benefit determinations, and to resolve any disputes which arise under the Plan. The Sponsor may employ such attorneys, agents, and accountants as it may deem necessary or advisable to assist in carrying out its duties hereunder. The Sponsor shall be a "named fiduciary" as that term is defined in Section 402(a)(2) of ERISA. The Sponsor may:

(a) allocate any of the powers, authority, or responsibilities for the operation and administration of the Plan (other than trustee responsibilities as defined in Section 405(c)(3) of ERISA) among named fiduciaries; and

(b) designate a person or persons other than a named fiduciary to carry out any of such powers, authority, or responsibilities;

except that no allocation by the Sponsor of, or designation by the Sponsor with respect to, any of such powers, authority, or responsibilities to another named fiduciary or a person other than a named fiduciary shall become effective unless such allocation or designation shall first be accepted by such named fiduciary or other person in a writing signed by it and delivered to the Sponsor.

18.2     ACTION OF THE SPONSOR

Any act authorized, permitted, or required to be taken under the Plan by the Sponsor and which has not been delegated in accordance with Section 18.1, may be taken by a majority of the members of the board of directors of the Sponsor, either by vote at a meeting, or in writing without a meeting, or by the employee or employees of the Sponsor designated by the board of directors to carry out such acts on behalf of the Sponsor. All notices, advice, directions, certifications, approvals, and instructions required or authorized to be given by the Sponsor as under the Plan shall be in writing and signed by either (i) a majority of the members of the board of directors of the Sponsor or by such member or members as may be designated by an instrument in writing, signed by all the members thereof, as having authority to execute such documents on its behalf, or (ii) the employee or employees authorized to act for the Sponsor in accordance with the provisions of this Section.

18.3     CLAIMS REVIEW PROCEDURE

Whenever a claim for benefits under the Plan filed by any person (herein referred to as the "Claimant") is denied, whether in whole or in part, the Sponsor shall transmit a written notice of such decision to the Claimant within 90 days of the date the claim was filed or, if special circumstances require an extension, within 180 days of such date, which notice shall be written in a manner calculated to be understood by the Claimant and shall contain a statement of (i) the specific reasons for the denial of the claim, (ii) specific reference to pertinent Plan provisions on which the denial is based, and (iii) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such information is necessary. The notice shall also include a statement advising the Claimant that, within 60 days of the date on which he receives such notice, he may obtain review of such decision in accordance with the procedures hereinafter set forth. Within such 60-day period, the Claimant or his authorized representative may request that the claim denial be reviewed by filing with the Sponsor a written request therefor, which request shall contain the following information:

(a) the date on which the Claimant's request was filed with the Sponsor; provided, however, that the date on which the Claimant's request for review was in fact filed with the Sponsor shall control in the event that the date of the actual filing is later than the date stated by the Claimant pursuant to this paragraph;

(b) the specific portions of the denial of his claim which the Claimant requests the Sponsor to review;

(c) a statement by the Claimant setting forth the basis upon which he believes the Sponsor should reverse the previous denial of his claim for benefits and accept his claim as made; and

(d) any written material (offered as exhibits) which the Claimant desires the Sponsor to examine in its consideration of his position as stated pursuant to paragraph (c) of this Section.

Within 60 days of the date determined pursuant to paragraph (a) of this Section or, if special circumstances require an extension, within 120 days of such date, the Sponsor shall conduct a full and fair review of the decision denying the Claimant's claim for benefits and shall render its written decision on review to the Claimant. The Sponsor's decision on review shall be written in a manner calculated to be understood by the Claimant and shall specify the reasons and Plan provisions upon which the Sponsor's decision was based.

18.4     QUALIFIED DOMESTIC RELATIONS ORDERS

The Sponsor shall establish reasonable procedures to determine the status of domestic relations orders and to administer distributions under domestic relations orders which are deemed to be qualified orders. Such procedures shall be in writing and shall comply with the provisions of Section 414(p) of the Code and regulations issued thereunder.

18.5     INDEMNIFICATION

In addition to whatever rights of indemnification the members of the board of directors of the Sponsor or any employee or employees of the Sponsor to whom any power, authority, or responsibility is delegated pursuant to Section 18.2, may be entitled under the articles of incorporation or regulations of the Sponsor, under any provision of law, or under any other agreement, the Sponsor shall satisfy any liability actually and reasonably incurred by any such person or persons, including expenses, attorneys' fees, judgments, fines, and amounts paid in settlement (other than amounts paid in settlement not approved by the Sponsor), in connection with any threatened, pending or completed action, suit, or proceeding which is related to the exercising or failure to exercise by such person or persons of any of the powers, authority, responsibilities, or discretion as provided under the Plan, or reasonably believed by such person or persons to be provided hereunder, and any action taken by such person or persons in connection therewith, unless the same is judicially determined to be the result of such person or persons' gross negligence or willful misconduct.

18.6     ACTIONS BINDING

Subject to the provisions of Section 18.3, any action taken by the Sponsor which is authorized, permitted, or required under the Plan shall be final and binding upon the Employers, the Trustee, all persons who have or who claim an interest under the Plan, and all third parties dealing with the Employers or the Trustee.

                                  ARTICLE XIX
                            AMENDMENT AND TERMINATION

19.1     AMENDMENT

Subject to the provisions of Section 19.2, the Sponsor may at any time and from time to time, by action of its board of directors, or such officers of the Sponsor as are authorized by its board of directors, amend the Plan, either prospectively or retroactively. Any such amendment shall be by written instrument executed by the Sponsor.

19.2     LIMITATION ON AMENDMENT

The Sponsor shall make no amendment to the Plan which shall decrease the accrued benefit of any Participant or Beneficiary, except that nothing contained herein shall restrict the right to amend the provisions of the Plan relating to the administration of the Plan and Trust. Moreover, no such amendment shall be made hereunder which shall permit any part of the Trust to revert to an Employer or any Related Company or be used or be diverted to purposes other than the exclusive benefit of Participants and Beneficiaries.

19.3     TERMINATION

The Sponsor reserves the right, by action of its board of directors, to terminate the Plan as to all Employers at any time (the effective date of such termination being hereinafter referred to as the "termination date"). Upon any such termination of the Plan, the following actions shall be taken for the benefit of Participants and Beneficiaries:

(a) As of the termination date, each Investment Fund shall be valued and all Separate Accounts and Sub-Accounts shall be adjusted in the manner provided in Article XI, with any unallocated contributions or forfeitures being allocated as of the termination date in the manner otherwise provided in the Plan. The termination date shall become a Valuation Date for purposes of Article XI. In determining the net worth of the Trust, there shall be included as a liability such amounts as shall be necessary to pay all expenses in connection with the termination of the Trust and the liquidation and distribution of the property of the Trust, as well as other expenses, whether or not accrued, and shall include as an asset all accrued income.

(b) All Separate Accounts shall then be disposed of to or for the benefit of each Participant or Beneficiary in accordance with the provisions of
         Article XV as if the termination date were his Settlement Date; provided, however, that notwithstanding the provisions of Article XV, if the Plan does not offer an annuity option and if neither his Employer nor a Related Company establishes or maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), the Participant's written consent to the commencement of distribution shall not be required regardless of the value of the vested portions of his Separate Account.

(c) Notwithstanding the provisions of paragraph (b) of this Section, no distribution shall be made to a Participant of any portion of the balance of his Tax-Deferred Contributions Sub-Account prior to his separation from service (other than a distribution made in accordance with Article XIII or required in accordance with Section 401(a)(9) of the Code) unless (i) neither his Employer nor a Related Company establishes or maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code, a tax credit employee stock ownership plan as defined in Section 409 of the Code, or a simplified employee pension as defined in Section 408(k) of the Code) either at the time the Plan is terminated or at any time during the period ending 12 months after distribution of all assets from the Plan; provided, however, that this provision shall not apply if fewer than two percent of the Eligible Employees under the Plan were eligible to participate at any time in such other defined contribution plan during the 24-month period beginning 12 months before the Plan termination, and (ii) the distribution the Participant receives is a "lump sum distribution" as defined in Section 402(e)(4) of the Code, without regard to clauses
         (i), (ii), (iii), and (iv) of sub-paragraph (A), sub-paragraph (B), or sub-paragraph (H) thereof.

Notwithstanding anything to the contrary contained in the Plan, upon any such Plan termination, the vested interest of each Participant and Beneficiary in his Employer Contributions Sub-Account shall be 100 percent; and, if there is a partial termination of the Plan, the vested interest of each Participant and Beneficiary who is affected by the partial termination in his Employer Contributions Sub-Account shall be 100 percent. For purposes of the preceding sentence only, the Plan shall be deemed to terminate automatically if there shall be a complete discontinuance of contributions hereunder by all Employers.

19.4     REORGANIZATION

The merger, consolidation, or liquidation of any Employer with or into any other Employer or a Related Company shall not constitute a termination of the Plan as to such Employer. If an Employer disposes of substantially all of the assets used by the Employer in a trade or business or disposes of a subsidiary and in connection therewith one or more Participants terminates employment but continues in employment with the purchaser of the assets or with such subsidiary, no distribution from the Plan shall be made to any such Participant prior to his separation from service (other than a distribution made in accordance with Article XIII or required in accordance with Section 401(a)(9) of the Code), except that a distribution shall be permitted to be made in such a case, subject to the Participant's consent (to the extent required by law), if
(i) the distribution would constitute a "lump sum distribution" as defined in
Section 402(e)(4) of the Code, without regard to clauses (i), (ii), (iii), or
(iv) of sub-paragraph (A), sub-paragraph (B), or sub-paragraph (H) thereof, (ii) the Employer continues to maintain the Plan after the disposition, (iii) the purchaser does not maintain the Plan after the disposition, and (iv) the distribution is made by the end of the second calendar year after the calendar year in which the disposition occurred.

19.5     WITHDRAWAL OF AN EMPLOYER

An Employer other than the Sponsor may withdraw from the Plan at any time upon notice in writing to the Administrator (the effective date of such withdrawal being hereinafter referred to as the "withdrawal date"), and shall thereupon cease to be an Employer for all purposes of the Plan. An Employer shall be deemed automatically to withdraw from the Plan in the event of its complete discontinuance of contributions, or, subject to Section 19.4 and unless the Sponsor otherwise directs, it ceases to be a Related Company of the Sponsor or any other Employer. Upon the withdrawal of an Employer, the withdrawing Employer shall determine whether a partial termination has occurred with respect to its Employees. In the event that the withdrawing Employer determines a partial termination has occurred, the action specified in Section 19.3 shall be taken as of the withdrawal date, as on a termination of the Plan, but with respect only to Participants who are employed solely by the withdrawing Employer, and who, upon such withdrawal, are neither transferred to nor continued in employment with any other Employer or a Related Company. The interest of any Participant employed by the withdrawing Employer who is transferred to or continues in employment with any other Employer or a Related Company, and the interest of any Participant employed solely by an Employer or a Related Company other than the withdrawing Employer, shall remain unaffected by such withdrawal; no adjustment to his Separate Accounts shall be made by reason of the withdrawal; and he shall continue as a Participant hereunder subject to the remaining provisions of the Plan.

                                   ARTICLE XX
                           ADOPTION BY OTHER ENTITIES

20.1     ADOPTION BY RELATED COMPANIES

A Related Company that is not an Employer may, with the consent of the Sponsor, adopt the Plan and become an Employer hereunder by causing an appropriate written instrument evidencing such adoption to be executed in accordance with the requirements of its organizational authority. Any such instrument shall specify the effective date of the adoption.

20.2     EFFECTIVE PLAN PROVISIONS

An Employer who adopts the Plan shall be bound by the provisions of the Plan in effect at the time of the adoption and as subsequently in effect because of any amendment to the Plan.

                                  ARTICLE XXI
                            MISCELLANEOUS PROVISIONS

21.1     NO COMMITMENT AS TO EMPLOYMENT

Nothing contained herein shall be construed as a commitment or agreement upon the part of any person to continue his employment with an Employer or Related Company, or as a commitment on the part of any Employer or Related Company to continue the employment, compensation, or benefits of any person for any period.

21.2     BENEFITS

Nothing in the Plan nor the Trust Agreement shall be construed to confer any right or claim upon any person, firm, or corporation other than the Employers, the Trustee, Participants, and Beneficiaries.

21.3     NO GUARANTEES

The Employers, the Administrator, and the Trustee do not guarantee the Trust from loss or depreciation, nor do they guarantee the payment of any amount which may become due to any person hereunder.

21.4     EXPENSES

The expenses of administration of the Plan, including the expenses of the Administrator and fees of the Trustee, shall be paid from the Trust as a general charge thereon, unless the Sponsor elects to make payment. Notwithstanding the foregoing, the Sponsor may direct that administrative expenses that are allocable to the Separate Account of a specific Participant shall be paid from that Separate Account and the costs incident to the management of the assets of an Investment-Fund or to the purchase or sale of securities held in an Investment Fund shall be paid by the Trustee from such Investment Fund.

21.5     PRECEDENT

Except as otherwise specifically provided, no action taken in accordance with the Plan shall be construed or relied upon as a precedent for similar action under similar circumstances.

21.6     DUTY TO FURNISH INFORMATION

The Employers, the Administrator, and the Trustee shall furnish to any of the others any documents, reports, returns, statements, or other information that the other reasonably deems necessary to perform its duties hereunder or otherwise imposed by law.

21.7     WITHHOLDING

The Trustee shall withhold any tax which by any present or future law is required to be withheld, and which the Administrator notifies the Trustee in writing is to be so withheld, from any payment to any Participant or Beneficiary hereunder.

21.8     MERGER, CONSOLIDATION, OR TRANSFER OF PLAN ASSETS

The Plan shall not be merged or consolidated with any other plan, nor shall any of its assets or liabilities be transferred to another plan, unless, immediately after such merger, consolidation, or transfer of assets or liabilities, each Participant in the Plan would receive a benefit under the Plan which is at least equal to the benefit he would have received immediately prior to such merger, consolidation, or transfer of assets or liabilities (assuming in each instance that the Plan had then terminated).

21.9     BACK PAY AWARDS

The provisions of this Section shall apply only to an Employee or former Employee who becomes entitled to back pay by an award or agreement of an Employer without regard to mitigation of damages. If a person to whom this Section applies was or would have become an Eligible Employee after such back pay award or agreement has been effected, and if any such person who had not previously elected to make Tax-Deferred Contributions pursuant to Section 4.1 shall within 30 days of the date he receives notice of the provisions of this Section make an election to make Tax-Deferred Contributions in accordance with such Section 4.1 (retroactive to any Enrollment Date as of which he was or has become eligible to do so), then such Participant may elect that any Tax-Deferred Contributions not previously made on his behalf but which, after application of the foregoing provisions of this Section, would have been made under the provisions of Article IV and any After-Tax Contributions which he had not previously made but which, after application of the foregoing provisions of this Section, he would have made under the provisions of Article V, shall be made out of the proceeds of such back pay award or agreement. In addition, if any such Employee or former Employee would have been eligible to participate in the allocation of Employer Contributions under the provisions of Article VI for any prior Plan Year after such back pay award or agreement has been effected, his Employer shall make an Employer Contribution equal to the amount of the Employer Contribution which would have been allocated to such Participant under the provisions of Article VI as in effect during each such Plan Year. The amounts of such additional contributions shall be credited to the Separate Account of such Participant. Any additional contributions made by such Participant and by an Employer pursuant to this Section shall be made in accordance with, and subject to the limitations of the applicable provisions of Articles IV, V, VI, and VII.

21.10    CONDITION ON EMPLOYER CONTRIBUTIONS

Notwithstanding anything to the contrary contained in the Plan or the Trust Agreement, any contribution of an Employer hereunder is conditioned upon the continued qualification of the Plan under Section 401(a) of the Code, the exempt status of the Trust under Section 501(a) of the Code, and the deductibility of the contribution under Section 404 of the Code. Except as otherwise provided in this Section and Section 21.11, however, in no event shall any portion of the property of the Trust ever revert to or otherwise inure to the benefit of an Employer or any Related Company.

21.11    RETURN OF CONTRIBUTIONS TO AN EMPLOYER

Notwithstanding any other provision of the Plan or the Trust Agreement to the contrary, in the event any contribution of an Employer made hereunder:

(a)      is made under a mistake of fact, or

(b)      is disallowed as a deduction under Section 404 of the Code,

such contribution may be returned to the Employer within one year after the payment of the contribution or the disallowance of the deduction to the extent disallowed, whichever is applicable. In the event the Plan does not initially qualify under Section 401(a) of the Code, any contribution of an Employer made hereunder may be returned to the Employer within one year of the date of denial of the initial qualification of the Plan, but only if an application for determination was made within the period of time prescribed under Section 403(c)(2)(B) of ERISA.

21.12    VALIDITY OF PLAN

The validity of the Plan shall be determined and the Plan shall be construed and interpreted in accordance with the laws of the State or Commonwealth in which the Sponsor has its principal place of business, except as preempted by applicable Federal law. The invalidity or illegality of any provision of the Plan shall not affect the legality or validity of any other part thereof.

21.13    TRUST AGREEMENT

The Trust Agreement and the Trust maintained thereunder shall be deemed to be a part of the Plan as if fully set forth herein and the provisions of the Trust Agreement are hereby incorporated by reference into the Plan.

21.14    PARTIES BOUND

The Plan shall be binding upon the Employers, all Participants and Beneficiaries hereunder, and, as the case may be, the heirs, executors, administrators, successors, and assigns of each of them.

21.15    APPLICATION OF CERTAIN PLAN PROVISIONS

A Participant's Beneficiary, if the Participant has died, or alternate payee under a qualified domestic relations order shall be treated as a Participant for purposes of directing investments as provided in Article X. For purposes of the general administrative provisions and limitations of the Plan, a Participant's Beneficiary or alternate payee under a qualified domestic relations order shall be treated as any other person entitled to receive benefits under the Plan. Upon any termination of the Plan, any such Beneficiary or alternate payee under a qualified domestic relations order who has an interest under the Plan at the time of such termination, which does not cease by reason thereof, shall be deemed to be a Participant for all purposes of the Plan.

21.16    LEASED EMPLOYEES

Any leased employee, other than an excludable leased employee, shall be treated as an employee of the Employer for which he performs services for all purposes of the Plan; provided, however, that contributions to a qualified plan made on behalf of a leased employee by the leasing organization that are attributable to services for the Employer shall be treated as having been made by the Employer and there shall be no duplication of benefits under this Plan. A "leased employee" means any person who performs services for an Employer or a Related Company (the "recipient") (other than an employee of the recipient) pursuant to an agreement between the recipient and any other person (the "leasing organization") on a substantially full-time basis for a period of at least one year, provided that such services are of a type historically performed, in the business field of the recipient, by employees. An "excludable leased employee" means any leased employee of the recipient who is covered by a money purchase pension plan maintained by the leasing organization which provides for (i) a nonintegrated employer contribution on behalf of each participant in the plan equal to at least ten percent of compensation, (ii) full and immediate vesting, and (iii) immediate participation by employees of the leasing organization (other than employees who perform substantially all of their services for the leasing organization or whose compensation from the leasing organization in each plan year during the four-year period ending with the plan year is less than $1,000); provided, however, that leased employees do not constitute more than 20 percent of the recipient's nonhighly compensated work force. For purposes of this Section, contributions or benefits provided to a leased employee by the leasing organization that are attributable to services performed for the recipient shall be treated as provided by the recipient.

21.17    TRANSFERRED FUNDS

If funds from another qualified plan are transferred or merged into the Plan, such funds shall be held and administered in accordance with any restrictions applicable to them under such other plan to the extent required by law and shall be accounted for separately to the extent necessary to accomplish the foregoing.

                                  ARTICLE XXII
                              TOP-HEAVY PROVISIONS

22.1     DEFINITIONS

For purposes of this Article, the following terms shall have the following meanings:

(a)      The "compensation" of an employee means compensation as defined in
         Section 415 of the Code and regulations issued thereunder. In no event, however, shall the compensation of a Participant taken into account under the Plan for any Plan Year exceed (1) $200,000 for Plan Years beginning prior to January 1, 1994, or (2) $150,000 for Plan Years beginning on or after January 1, 1994 (subject to adjustment annually as provided in Section 401(a)(17)(B) and Section 415(d) of the Code; provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for Plan Years beginning in such calendar year). If the compensation of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is required for a Participant who is covered under the Plan for less than one full Plan Year if the formula for allocations is based on Compensation for a period of at least 12 months. In determining the compensation, for purposes of applying the annual compensation limitation described above, of a Participant who is a five-percent owner or one of the ten Highly Compensated Employees receiving the greatest compensation for the Plan Year, the compensation of the Participant's spouse and of his lineal descendants who have not attained age 19 as of the close of the Plan Year shall be included as compensation of the Participant for the Plan Year. If as a result of applying the family aggregation rule described in the preceding sentence the annual compensation limitation would be exceeded, the limitation shall be prorated among the affected family members in proportion to each member's compensation as determined prior to application of the family aggregation rules.

(b) The "determination date" with respect to any Plan Year means the last day of the preceding Plan Year, except that the determination date with respect to the first Plan Year of the Plan, shall mean the last day of such Plan Year.

(c) A "key employee" means any Employee or former Employee who is a key employee pursuant to the provisions pursuant to the provisions of
         Section 416(i)(1) of the Code and any Beneficiary of such Employee or former Employee.

(d)      A "non-key employee" means any Employee who is not a key employee.

(e) A "permissive aggregation group" means those plans included in each Employer's required aggregation group together with any other plan or plans of the Employer, so long as the entire group of plans would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code.

(f) A "required aggregation group" means the group of tax-qualified plans maintained by an Employer or a Related Company consisting of each plan in which a key employee participates and each other plan that enables a plan in which a key employee participates to meet the requirements of
         Section 401(a)(4) or Section 410 of the Code, including any plan that terminated within the five-year period ending on the relevant determination date.

(g) A "super top-heavy group" with respect to a particular Plan Year means a required or permissive aggregation group that, as of the determination date, would qualify as a top-heavy group under the definition in paragraph (i) of this Section with "90 percent" substituted for "60 percent" each place where "60 percent" appears in the definition.

(h) A "super top-heavy plan" with respect to a particular Plan Year means a plan that, as of the determination date, would qualify as a top-heavy plan under the definition in paragraph (j) of this Section with "90 percent" substituted for "60 percent" each place where "60 percent" appears in the definition. A plan is also a "super top-heavy plan" if it is part of a super top-heavy group.

(i) A "top-heavy group" with respect to a particular Plan Year means a required or permissive aggregation group if the sum, as of the determination date, of the present value of the cumulative accrued benefits for key employees under all defined benefit plans included in such group and the aggregate of the account balances of key employees under all defined contribution plans included in such group exceeds 60 percent of a similar sum determined for all employees covered by the plans included in such group.

(j) A "top-heavy plan" with respect to a particular Plan Year means (i), in the case of a defined contribution plan (including any simplified employee penson plan), a plan for which, as of the determination date, the aggregate of the accounts (within the meaning of Section 416(g) of the Code and the regulations and rulings thereunder) of key employees exceeds 60 percent of the aggregate of the accounts of all participants under the plan, with the accounts valued as of the relevant valuation date and increased for any distribution of an account balance made in the five-year period ending on the determination date, (ii), in the case of a defined benefit plan, a plan for which, as of the determination date, the present value of the cumulative accrued benefits payable under the plan (within the meaning of Section 416(g) of the Code and the regulations and rulings thereunder) to key employees exceeds 60 percent of the present value of the cumulative accrued benefits under the plan for all employees, with the present value of accrued benefits to be determined under the accrual method uniformly used under all plans maintained by an Employer or, if no such method exists, under the slowest accrual method permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code and including the present value of any part of any accrued benefits distributed in the five-year period ending on the determination date, and (iii) any plan (including any simplified employee pension plan) included in a required aggregation group that is a top-heavy group. For purposes of this paragraph, the accounts and accrued benefits of any employee who has not performed services for an Employer or a Related Company during the five-year period ending on the determination date shall be disregarded. For purposes of this paragraph, the present value of cumulative accrued benefits under a defined benefit plan for purposes of top-heavy determinations shall be calculated using the actuarial assumptions otherwise employed under such plan, except that the same actuarial assumptions shall be used for all plans within a required or permissive aggregation group. A Participant's interest in the Plan attributable to any Rollover Contributions, except Rollover Contributions made from a plan maintained by an Employer or a Related Company, shall not be considered in determining whether the Plan is top-heavy. Notwithstanding the foregoing, if a plan is included in a required or permissive aggregation group that is not a top-heavy group, such plan shall not be a top-heavy plan.

(k) The "valuation date" with respect to any determination date means the most recent Valuation Date occurring within the 12-month period ending on the determination date.

22.2     APPLICABILITY


Notwithstanding any other provision of the Plan to the contrary, the provisions of this Article shall be applicable during any Plan Year in which the Plan is determined to be a top-heavy plan as hereinafter defined. If the Plan is determined to be a top-heavy plan and upon a subsequent determination date is determined no longer to be a top-heavy plan, the vesting provisions of Article VI shall again become applicable as of such subsequent determination date; provided, however, that if the prior vesting provisions do again become applicable, any Employee with three or more years of Vesting Service may elect in accordance with the provisions of Article VI, to continue to have his vested interest in his Employer Contributions Sub-Account determined in accordance with the vesting schedule specified in Section 22.5.

22.3     MINIMUM EMPLOYER CONTRIBUTION

If the Plan is determined to be a top-heavy plan, the Employer Contributions allocated to the Separate Account of each non-key employee who is an Eligible Employee and who is employed by an Employer or a Related Company on the last day of such top-heavy Plan Year shall be no less than the lesser of (i) three percent of his compensation or (ii) the largest percentage of compensation that is allocated as an Employer Contribution and/or Tax-Deferred Contribution for such Plan Year to the Separate Account of any key employee; except that, in the event the Plan is part of a required aggregation group, and the Plan enables a defined benefit plan included in such group to meet the requirements of Section 401(a)(4) or 410 of the Code, the minimum allocation of Employer Contributions to each such non-key employee shall be three percent of the compensation of such non-key employee. Any minimum allocation to a non-key employee required by this Section shall be made without regard to any social security contribution made on behalf of the non-key employee, his number of hours of service, his level of compensation, or whether he declined to make elective or mandatory contributions. Notwithstanding the minimum top-heavy allocation requirements of this Section, if the Plan is a top-heavy plan, each non-key employee who is an Eligible Employee and who is employed by an Employer or a Related Company on the last day of a top-heavy Plan Year and who is also covered under any other top-heavy plan or plans of an Employer will receive the top-heavy benefits provided under such other plan in lieu of the minimum top-heavy allocation under the Plan.

22.4     ADJUSTMENTS TO SECTION 415 LIMITATIONS

If the Plan is determined to be a top-heavy plan and an Employer maintains a defined benefit plan covering some or all of the Employees that are covered by the Plan, the defined benefit plan fraction and the defined contribution plan fraction, described in Article VII, shall be determined as provided in Section 415 of the Code by substituting "1.0" for "1.25" each place where "1.25" appears, except that such substitutions shall not be applied to the Plan if (i) the Plan is not a super top heavy plan, (ii) the Employer Contribution for such top-heavy Plan Year for each non-key employee who is to receive a minimum top-heavy benefit hereunder is not less than four percent of such non-key employee's compensation, and (iii) the minimum annual retirement benefit accrued by a non-key employee who participates under one or more defined benefit plans of an Employer or a Related Company for such top-heavy Plan Year is not less than the lesser of three percent times years of service with an Employer or a Related Company or thirty percent.

22.5     ACCELERATED VESTING

If the Plan is determined to be a top-heavy plan, a Participant's vested interest in his Employer Contributions Sub-Account shall be determined no less rapidly than in accordance with the following vesting schedule:

         Years of Vesting Service                  Vested Interest
         ------------------------                  ---------------
                less than 3                                0%
                3 or more                                100%

                                 ARTICLE XXIII
                                 EFFECTIVE DATE

23.1     EFFECTIVE DATE OF AMENDMENT AND RESTATEMENT

This amendment and restatement is effective as of November 12, 2002.

                       *                   *                *

                              AMENDED AND RESTATED
                                TRUST AGREEMENT
                                      FOR
             PEDIATRIX MEDICAL GROUP THRIFT AND PROFIT SHARING PLAN





Fidelity Management Trust Company, its affiliates and employees may not provide you with legal or tax advice in connection with the execution of this document. It should be reviewed by your attorney and/or accountant prior to execution.


                        CORPORATEplan for RETIREMENT(SM)
                                VOLUME SUBMITTER

                           PLAN DOCUMENT SYSTEMS(TM)

                               TABLE OF CONTENTS


                                    PREAMBLE


                                                      ARTICLE I
                                      DEFINITIONS; PURPOSE; RIGHTS OF ELIGIBLE
                                             EMPLOYEES AND BENEFICIARIES

1.1      Definitions..............................................................................................2
1.2      Purpose..................................................................................................2
1.3      Rights of Eligible Employees and Beneficiaries...........................................................2

                                                     ARTICLE II
                                          POWERS AND DUTIES OF THE TRUSTEE

2.1      Powers and Duties of Trustee.............................................................................3
2.2      Selection of Investment Funds............................................................................4
2.3      Available Investment Funds...............................................................................4
2.4      Participant Direction....................................................................................5
2.5      Adjustment of Claims.....................................................................................5
2.6      Voting Rights............................................................................................5
2.7      Participant Loans........................................................................................5
2.8      Registration of Securities; Nominees.....................................................................6
2.9      Agents, Attorneys, Actuaries, and Accountants............................................................6
2.10     Deposit of Funds.........................................................................................6
2.11     Payment of Taxes; Indemnity..............................................................................6
2.12     Records and Statements...................................................................................6
2.13     Authority................................................................................................7
2.14     Court Action Not Required................................................................................7
2.15     Reliance on Written Directions...........................................................................7
2.16     Trustee's Performance....................................................................................7
2.17     Counsel..................................................................................................7
2.18     Annuity Contracts........................................................................................8
2.19     Sponsor Stock............................................................................................8

                                                     ARTICLE III
                                              PAYMENTS OUT OF THE TRUST

3.1      Payments................................................................................................13
3.2      Compensation and Expenses...............................................................................13
3.3      Return of Contributions to the Sponsor..................................................................13

                                                     ARTICLE IV
                                            SUCCESSION TO THE TRUSTEESHIP

4.1      Resignation of the Trustee..............................................................................14


                                      (i)

4.2      Removal of the Trustee..................................................................................14
4.3      Appointment of a Successor Trustee......................................................................14

                                                      ARTICLE V
                                                      AMENDMENT

5.1      Right of Amendment......................................................................................15
5.2      Limitation on Amendment.................................................................................15

                                                     ARTICLE VI
                                                    MISCELLANEOUS

6.1      Validity of Trust Agreement.............................................................................16
6.2      No Guarantees...........................................................................................16
6.3      Duty to Furnish Information.............................................................................16
6.4      Federal Income Tax Withholding..........................................................................16
6.5      Parties Bound...........................................................................................16
6.6      Indemnification by Sponsor..............................................................................16
6.7      Bonding Requirements....................................................................................17
6.8      Separate Trust or Fund for Existing Plan Assets.........................................................17


                                      (ii)

                                    PREAMBLE

THIS Trust Agreement is entered into by and between Pediatrix Medical Group (the "Sponsor") and Fidelity Management Trust Company, a corporation organized and operating under the laws of the Commonwealth of Massachusetts, and authorized to carry on a trust business (the "Trustee");

WHEREAS, the Sponsor has adopted the Pediatrix Medical Group Thrift and Profit Sharing Plan (the "Plan") for the benefit of eligible employees and their beneficiaries; and

WHEREAS, the Sponsor desires to establish a trust for the exclusive benefit of eligible employees and their beneficiaries to hold assets of the Plan; and

WHEREAS, the Trustee agrees to act as trustee of said trust; and

WHEREAS, the Sponsor and any person designated by the Sponsor pursuant to
Article XVIII of the Plan, serves as a named fiduciary of the Plan for purposes of Section 402(a)(2) of ERISA (the "Named Fiduciary");

NOW, THEREFORE, the parties agree that effective as of November 12, 2002, the Trustee shall hold all funds and other property from time to time contributed or transferred to it pursuant to the provisions of the Plan, together with all the increments, proceeds, investments and reinvestments thereof, in trust, for the uses and purposes and upon the terms and conditions hereinafter set forth.

                                   ARTICLE I
                    DEFINITIONS; PURPOSE; RIGHTS OF ELIGIBLE
                           EMPLOYEES AND BENEFICIARIES

1.1      DEFINITIONS

For all purposes of this Trust Agreement, the terms defined in the Plan shall have the meanings therein set forth, unless, as the case may be, a different meaning is clearly required by the context hereof.

1.2      PURPOSE

The Trust is established to provide retirement and other benefits for eligible employees and their beneficiaries. Except as provided in Section 3.3, prior to the satisfaction of all liabilities under the Plan, no part of the Trust assets may be applied to any purpose other than providing benefits under the Plan and for defraying expenses of administering the Plan and the Trust.

1.3      RIGHTS OF ELIGIBLE EMPLOYEES AND BENEFICIARIES

The rights of eligible employees and their beneficiaries shall be determined solely under the Plan.

                                   ARTICLE II
                        POWERS AND DUTIES OF THE TRUSTEE

2.1      POWERS AND DUTIES OF TRUSTEE

In the administration of the Trust, the Trustee shall have the powers and duties set forth in this Article II, in addition to all powers and duties otherwise expressly set forth in this Trust Agreement. Subject to the other provisions of this Agreement, the Trustee is empowered:

(a) to invest and reinvest all or any part of Trust units or the Trust, including both principal and income, in securities pursuant to this Agreement;

(b) to purchase annuities and hold and retain such contract or contracts as part of the Trust;

(c) to invest and reinvest all or any part of the Trust under an insurance contract or contracts that contain provisions relating to a specified rate of return on such investment;

(d) to sell, lease, exchange, or otherwise dispose of all or any part of the Trust at such prices, upon such terms and conditions, and in such manner as it shall determine, including the right to surrender an annuity contract or contracts at any time held in the Trust;

(e)      to exercise, buy, or sell rights of conversion or subscription;

(f) to enter into or oppose any plan of consolidation, merger, reorganization, capital readjustment, or liquidation of any corporation or other issuer of securities held hereunder (including any plan for the sale, lease, or mortgage of any of its property or the adjustment or liquidation of any of its indebtedness) and, in connection with any such plan, to enter into any security holders' trust agreement, to deposit securities under such agreement, and to pay assessments or subscriptions from the other assets held hereunder;

(g) to retain in cash or in forms of investment otherwise unproductive of income such portion of the Trust as determined by the Sponsor is necessitated by the cash requirements of the Trust; provided, however, that, to the maximum extent feasible, such amounts shall be held which are productive of income but are sufficiently liquid to meet such cash requirements;

(h)      to deposit securities held hereunder in any depository;

(i) to transfer to and invest all or any part of the Trust in any collective investment trust which constitutes an exempt trust within the meaning of the Code and which is then maintained by a bank or trust company, or any of its affiliates, when such bank or trust company is acting as Trustee or agent for the Trustee; provided that the instrument establishing such collective investment trust, as amended from time to time, shall govern any investment therein, and is hereby made a part of this Trust Agreement as if fully set forth herein;

         provided further, that, to the extent that the Named Fiduciary selects as an investment option the Managed Income Portfolio of the Fidelity Group Trust for Employee Benefit

         Plans (the "Group Trust"), the Sponsor hereby agrees to the terms of the Group Trust and adopts said terms as a part of this Trust Agreement and acknowledges that it has received from the Trustee a copy of the Group Trust, the Declaration of Separate Fund for the Managed Income Portfolio of the Group Trust, and the Circular for the Managed Income Portfolio;

(j) pursuant to the direction of the Administrator, to purchase and sell interests in a registered investment company registered under the Investment Company Act of 1940, for which the Trustee or an affiliate of the Trustee serves as investment advisor or sub-advisor and receives compensation from the registered investment company for its services as investment advisor or sub-advisor, provided that the applicable conditions of Department of Labor Transaction Exemption 77-4 are satisfied; and

(k) to transfer to and invest all or any part of the Trust in any trust which forms a part of a pension or profit-sharing plan of an Employer or a Related Company qualified under the Code and which constitutes an exempt trust within the meaning of the Code; provided that the instrument establishing such trust, as amended from time to time, shall govern any investment therein, and is hereby made a part of this Trust Agreement as if fully set forth herein.

The term "securities", wherever used in this Trust Agreement, shall include common and preferred stocks, contractual obligations of every kind, whether secured or unsecured, equitable interests in real or personal property, and intangible property of every description and howsoever evidenced.

2.2      SELECTION OF INVESTMENT FUNDS

The Trustee shall have no responsibility for the selection of Investment Funds under the Trust and shall not render investment advice to any person in connection with the selection of such options.

2.3      AVAILABLE INVESTMENT FUNDS

The Named Fiduciary shall direct the Trustee as to (i) the Investment Funds the Trust shall be invested in during the Participant recordkeeping reconciliation period, and (ii) the Investment Funds in which Plan Participants and/or Sponsor may invest in, subject to the following limitations. The Named Fiduciary may determine to offer as Investment Funds only (i) securities issued by the investment companies advised by Fidelity Management and Research Company ("Mutual Funds"), (ii) notes evidencing loans to Plan Participants in accordance with the terms of the Plan, (iii) collective investment funds maintained by the Trustee for qualified plans, and (iv) equity securities issued by the Sponsor or an affiliate which are publicly-traded and which are "qualifying employer securities" within the meaning of Section 407(d)(5) of ERISA ("Sponsor Stock"); provided, however, that the Trustee shall be considered a fiduciary with investment discretion only with respect to Plan assets that are invested in collective investment funds maintained by the Trustee for qualified plans. The Mutual Funds and/or collective investment funds initially selected by the Named Fiduciary are identified in Schedule A attached hereto. The Named Fiduciary may add additional Mutual Funds and/or collective investment funds with the consent of the Trustee and upon mutual amendment of Schedule A of this Trust Agreement. The Sponsor hereby acknowledges that it has received from the Trustee a copy of the prospectus for each Mutual Fund selected by the Named Fiduciary as a Plan Investment Fund.

2.4      PARTICIPANT DIRECTION

Each Plan Participant shall direct the Trustee in which Investment Fund(s) to invest the assets in the Participant's Separate Account as provided in the Plan. Such directions may be made by Plan Participants by use of the telephone exchange system maintained for such purposes by the Trustee or its agent, in accordance with written telephone exchange guidelines set forth in the service agreement between the Sponsor and Fidelity Management and Research Company (the "Service Agreement"). In the event that the Trustee fails to receive a proper direction, the assets shall be invested in the securities of the Mutual Fund set forth for such purpose in the Service Agreement, until the Trustee receives a proper direction. Additionally, in the event any assets in the Participant's Separate Account are not subject to the Participant's investment direction, such assets shall be invested as directed by the Sponsor in accordance with the Service Agreement.

2.5      ADJUSTMENT OF CLAIMS

Subject to the consent of the Sponsor, the Trustee is empowered to compromise and adjust any and all claims, debts, or obligations in favor of or against the Trust, whether such claims be in litigation or not, upon such terms and conditions as it shall determine, and to reduce the rate of interest on, to extend or otherwise modify, to foreclose upon default, or otherwise to enforce any such claim, debt, or obligation.

2.6      VOTING RIGHTS

At the time of mailing of notice of each annual or special stockholders' meeting of any Mutual Fund, the Trustee shall send a copy of the notice and all proxy solicitation materials to each Participant who has shares of the Mutual Fund credited to the Participant's Separate Account, together with a voting direction form for return to the Trustee or designee. The Participant shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the shares credited to the Participant's Separate Account (both vested and unvested), except as otherwise provided in this Section 2.6. The Trustee shall vote the shares as directed by the Participant; provided, however, that the Trustee may, in the absence of instructions, vote "present" for the sole purpose of allowing such shares to be counted for establishment of a quorum at a shareholders' meeting. The Sponsor shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the shares of the Mutual Funds in the Trust during the Participant recordkeeping reconciliation period and any shares credited to the Participant's Separate Account which are not subject to Participant direction. With respect to all rights other than the right to vote, the Trustee shall follow the directions of the Named Fiduciary. The Trustee shall have no duty to solicit directions from Participants or the Sponsor.

2.7      PARTICIPANT LOANS

If provided under the terms of the Plan, the Sponsor may direct the Trustee in writing to establish a separate loan Investment Fund with respect to a Participant and to transfer assets from any of the other Trust Funds to the separate loan Investment Fund for the purpose of making loans to the Participant as provided in the Plan. The Trustee shall be required to follow the directions so given to it; provided, however, that the Trustee shall not be required to follow any directions which would result in a breach of the Trustee's fiduciary duties.

2.8      REGISTRATION OF SECURITIES; NOMINEES

The Trustee is empowered to register securities in its own name, or in the name of its nominee, without disclosing the trust, or to hold the same in bearer form, and to take title to other property in its own name or in the name of its nominee without disclosing the trust; provided, however, that the Trustee shall be responsible for the acts of its nominees.

2.9      AGENTS, ATTORNEYS, ACTUARIES, AND ACCOUNTANTS

The Trustee is empowered to employ such agents, attorneys (including attorneys who may be of counsel for the Sponsor), actuaries, and accountants as it may deem necessary or proper in connection with its duties hereunder, and to determine and pay the reasonable compensation and expenses of such agents, attorneys, actuaries, and accountants.

2.10     DEPOSIT OF FUNDS

The Trustee is empowered to deposit funds, pending investment or distribution thereof, in the commercial or savings department of any bank, savings and loan association or trust company supervised by the United States or a state or agency thereof; and it is authorized to accept such regulations covering the withdrawal of funds so deposited as it shall deem proper. The Trustee may deposit all or any part of the Trust, including both principal and interest, in the banking department of the Trustee (and any of its affiliates) and of any other fiduciary or party-in-interest with respect to the Trust; provided, however, that the deposits bear a reasonable rate of interest and are authorized pursuant to the provisions of Section 408 of ERISA.

2.11     PAYMENT OF TAXES; INDEMNITY

The Trustee is empowered to pay out of the Trust, as a general charge thereon, any and all taxes of whatsoever nature assessed on or in respect to the Trust; provided, however, that, if the Sponsor shall notify the Trustee in writing that in the opinion of its counsel any such tax is not lawfully assessed, the Trustee, if so requested by the Sponsor, shall contest the validity of such tax in any manner deemed appropriate by the Sponsor or its counsel. The word "taxes", as used herein, shall be deemed to include any interest or penalties assessed in respect to such taxes. Unless the Trustee first shall have been indemnified to its satisfaction by the Sponsor, the Trustee shall not be required to contest the validity of any tax, to institute, maintain, or defend against any other action or proceeding, or to incur any other expense in connection with the Trust, except to the extent that the Trust is sufficient therefor.

2.12     RECORDS AND STATEMENTS

The Trustee shall keep accurate records of all receipts, disbursements, and other transactions affecting the Trust which, together with the assets comprising the Trust and all evidences thereof, shall be available for inspection or for the purpose of making copies or reproductions thereof by the Sponsor or any of its duly authorized representatives. The Trustee shall render to the Sponsor at intervals agreed to by the Sponsor and the Trustee statements of receipts and disbursements and of all transactions during the preceding interval affecting the Trust and a statement of all assets held in the Trust and the investment performance of the Investment Funds.

2.13     AUTHORITY

The Trustee is authorized to execute and deliver any and all instruments and to perform any and all acts which may be necessary or proper to enable it to discharge its duties under this Trust Agreement and to carry out the powers and authority conferred upon it. The Sponsor specifically acknowledges and authorizes that affiliates of the Trustee may act as its agent in the performance of ministerial, non-fiduciary duties under the Trust. The expenses and compensation of such agent shall be paid by the Trustee.

2.14     COURT ACTION NOT REQUIRED

All the powers and authority herein conferred upon the Trustee shall be exercised by it without the necessity of applying to any court for leave or confirmation. No person, firm, or corporation dealing with the Trustee shall be required to ascertain whether the Trustee shall have obtained the approval of any court or of any person with respect to any action which it may propose to take hereunder, but every such person, firm, or corporation shall be protected in relying solely upon the deed, transfer, or assurance of the Trustee.

2.15     RELIANCE ON WRITTEN DIRECTIONS

Any written direction, request, approval, or other document signed in the name of the Sponsor or the Administrator by a duly authorized individual shall be conclusively deemed to constitute the written direction, request, approval, or other document of the Sponsor or the Administrator and the Trustee shall not be liable for any loss, or by reason of any breach, arising from the direction unless it is clear on the direction's face that the actions to be taken under the direction would be prohibited by the fiduciary duty rules of Section 404(a) of ERISA or would be contrary to the terms of the Plan or this Trust Agreement. The Trustee will be entitled to rely on the latest certificate it has received from the Sponsor or Administrator as to any person or persons authorized to act for the Sponsor or Administrator hereunder and to sign on behalf of the Sponsor or Administrator any directions or instructions, until it receives from the Sponsor or Administrator written notice that such authority has been revoked.

2.16     TRUSTEE'S PERFORMANCE

In the exercise of any of the powers and authority herein conferred upon it, the Trustee shall adhere at all times to the fiduciary standards established by ERISA.

2.17     COUNSEL

The Trustee may consult with counsel selected by it, who may be of counsel for the Sponsor, as to any matters or questions arising hereunder, and the opinion of such counsel shall be full and complete authority and protection in respect to any action taken, suffered, or omitted by the Trustee in good faith and in accordance with the opinion of such counsel.

2.18     ANNUITY CONTRACTS

Notwithstanding any other provision of this Trust Agreement or the Plan to the contrary, the Administrator shall retain all discretionary power relating to any annuity contract acquired by or delivered to the Trustee. As directed by the Administrator, the Trustee will acquire, hold and dispose of annuity contracts, deliver the purchase price, and exercise any and all rights, privileges, options, and elections under those policies. The Trustee will be fully discharged with respect to any policy when it is delivered to the Administrator.

2.19     SPONSOR STOCK

Trust Investments in Sponsor Stock shall be made via the Sponsor Stock Fund (the "Stock Fund") which shall consist of shares of Sponsor Stock and short-term liquid investments consisting of Mutual Fund shares or commingled money market pool units as agreed to by the Sponsor and the Trustee, necessary to satisfy the Fund's cash needs for transfers and payments. A cash target range shall be maintained in the Stock Fund. Such target range may be changed as agreed to in writing by the Sponsor and the Trustee. The Trustee is responsible for ensuring that the actual cash held in the Stock Fund falls within the agreed upon range over time. Each participant's proportional interest in the Stock Fund shall be measured in units of participation, rather than shares of Sponsor Stock. Such units shall represent a proportionate interest in all assets of the Stock Fund, which includes shares of Sponsor Stock, short-term investments and at times, receivables for dividends and/or Sponsor Stock sold and payables for Sponsor Stock purchased. A Net Asset Value ("NAV") per unit will be determined daily for each cash unit outstanding of the Stock Fund. The return earned by the Stock Fund will represent a combination of the dividends paid on the shares of Sponsor Stock held by the Stock Fund, gains or losses realized on sales of Sponsor Stock, appreciation or depreciation in the market price of those shares owned, and interest on the short-term investments held by the Stock Fund. Dividends received by the Stock Fund are reinvested in additional shares of Sponsor Stock. Investments in Sponsor Stock shall be subject to the following limitations:

(a) Acquisition Limit. Pursuant to the Plan, the Trust may be invested in Sponsor Stock to the extent necessary to comply with investment directions under Section 2.4 of this Agreement.

(b) Fiduciary Duty of Named Fiduciary. The Named Fiduciary shall continuously monitor the suitability under the fiduciary duty rules of section 404(a)(1) of ERISA (as modified by section 404(a)(2) of ERISA) of acquiring and holding Sponsor Stock. The Trustee shall not be liable for any loss, or by reason of any breach, which arises from the directions of the Named Fiduciary with respect to the acquisition and holding of Sponsor Stock, unless it is clear on their face that, the actions to be taken under those directions would be prohibited by the foregoing fiduciary duty rules or would be contrary to the terms of the Plan or this Agreement.

(c) Execution of Purchases and Sales. Purchases and sales of Sponsor Stock (other than for exchanges) shall be made on the open market on the date on which the Trustee receives from the Sponsor in good order all information and documentation necessary to accurately effect such purchases and sales (or, in the case of purchases, the subsequent date on which the Trustee has received a wire transfer of the funds necessary to make such purchases). Such general rules shall not apply in the following circumstances:

         (i) If the Trustee is unable to determine the number of shares required to be purchased or sold on such day;

         (ii) If the Trustee is unable to purchase or sell the total number of shares required to be purchased or sold on such day as a result of market conditions; or

         (iii) If the Trustee is prohibited by the Securities and Exchange Commission, the New York Stock Exchange, or any other regulatory body from purchasing or selling any or all of the shares required to be purchased or sold on such day.

         In the event of the occurrence of the circumstances described in (i),
         (ii), or (iii) above, the Trustee shall purchase or sell such shares as soon as possible thereafter and shall determine the price of such purchases or sales to be the average purchase or sales price of all such shares purchased or sold, respectively. The Trustee may follow directions from the Named Fiduciary to deviate from the above purchase and sale procedures provided that such direction is made in writing by the Named Fiduciary.

(d) Purchases and Sales from or to Sponsor. If directed by the Sponsor in writing prior to the trading date, the Trustee may purchase or sell Sponsor Stock from or to the Sponsor if the purchase or sale is for adequate consideration (within the meaning of Section 3(18) of ERISA) and no commission is charged. If Sponsor contributions or contributions made by the Sponsor on behalf of the Participants under the Plan are to be invested in Sponsor Stock, the Sponsor may transfer Sponsor Stock in lieu of cash to the Trust. In either case, the number of shares to be transferred will be determined by dividing the total amount of Sponsor Stock to be purchased or sold by the closing price of the Sponsor Stock on any national securities exchange on the trading date.

(e) Securities Law Reports. The Named Fiduciary shall be responsible for filing all reports required under Federal or state securities laws with respect to the Trust's ownership of Sponsor Stock; including, without limitation, any reports required under Section 13 or 16 of the Securities Exchange Act of 1934 and shall immediately notify the Trustee in writing of any requirement to stop purchases or sales of Sponsor Stock pending the filing of any report. The Trustee shall provide to the Named Fiduciary such information on the Trust's ownership of Sponsor Stock as the Named Fiduciary may reasonably request in order to comply with Federal or state securities laws.

(f) Voting and Tender Offers. Notwithstanding any other provision of this Agreement, the provisions of this Section shall govern the voting and tendering of Sponsor Stock. Each Participant shall be designated a named fiduciary under ERISA with respect to shares of Sponsor Stock attributable to units in the Sponsor Stock Fund credited to the Participant's Separate Account not acquired at the direction of the Participant in accordance with Section 404(c) of ERISA. The Sponsor, after consultation with the Trustee, shall provide and pay for all printing, mailing, tabulation and other costs associated with the voting and tendering of Sponsor Stock.

         (i)      Voting.

                  (I) When the issuer of the Sponsor Stock prepares for any annual or special meeting, the Sponsor shall notify the Trustee thirty (30) days in advance of the intended record date and shall cause a copy of all materials to be sent to the Trustee. Based on these materials the Trustee shall prepare a voting instruction form. At the time of mailing of notice of each annual or special stockholders' meeting of the issuer of the Sponsor Stock, the Sponsor shall cause a copy of the notice and all proxy solicitation materials to be sent to each Participant with an interest in Sponsor Stock held in the Trust, together with the foregoing voting instruction form to be returned to the Trustee or its designee. The form shall show the proportional interest in the number of full and fractional shares of Sponsor Stock credited to the Participant's Sub-Accounts held in the Stock Fund. The Sponsor shall provide the Trustee with a copy of any materials provided to the Participants and shall (if the mailing is not handled by the Trustee) certify that the materials have been mailed or otherwise sent to Participants.

                  (II) Each Participant with an interest in the Stock Fund shall have the right to direct the Trustee as to the manner in which the Trustee is to vote (including not to vote) that number of shares of Sponsor Stock reflecting such Participant's proportional interest in the Stock Fund (both vested and unvested). Directions from a Participant to the Trustee concerning the voting of Sponsor Stock shall be communicated in writing, or by mailgram or similar means. These directions shall be held in confidence by the Trustee and shall not be divulged to the Sponsor, or any officer or employee thereof, or any other person. Upon its receipt of the directions, the Trustee shall vote the shares of Sponsor Stock reflecting the Participant's proportional interest in the Stock Fund as directed by the Participant. The Trustee shall not vote shares of Sponsor Stock reflecting a Participant's proportional interest in the Stock Fund for which it has received no direction from the Participant.

         (ii)     Tender Offers.

                  (I) Upon commencement of a tender offer for any securities held in the Trust that are Sponsor Stock, the Sponsor shall notify each Participant with an interest in such Sponsor Stock of the tender offer and utilize its best efforts to timely distribute or cause to be distributed to the Participant the same information that is distributed to shareholders of the issuer of Sponsor Stock in connection with the tender offer, and, after consulting with the Trustee, shall provide and pay for a means by which the Participant may direct the Trustee whether or not to tender the Sponsor Stock reflecting such Participant's proportional interest in the Stock Fund (both vested and unvested). The Sponsor shall provide the Trustee with a copy of any material provided to the Participants and shall (if the mailing is not handled by the Trustee) certify to the Trustee that the materials have been mailed or otherwise sent to Participants.

                  (II) Each Participant shall have the right to direct the Trustee to tender or not to tender some or all of the shares of Sponsor Stock reflecting such Participant's proportional interest in the Stock Fund (both vested and unvested). Directions from a Participant to the Trustee concerning the tender of Sponsor Stock shall be communicated in writing, or by mailgram or such similar means as is agreed upon by the Trustee and the Sponsor under the preceding paragraph. These directions shall be held in confidence by the Trustee and shall not be divulged to the Sponsor, or any officer or employee thereof, or any other person, except to the extent that the consequences of such directions are reflected in reports regularly communicated to any such persons in the ordinary course of the performance of the Trustee's services hereunder. The Trustee shall tender or not tender shares of Sponsor Stock as directed by the Participant. The Trustee shall not tender shares of Sponsor Stock reflecting a Participant's proportional interest in the Stock Fund for which it has received no direction from the Participant.

                  (III) A Participant who has directed the Trustee to tender some or all of the shares of Sponsor Stock reflecting the Participant's proportional interest in the Stock Fund may, at any time prior to the tender offer withdrawal date, direct the Trustee to withdraw some or all of the tendered shares reflecting the Participant's proportional interest, and the Trustee shall withdraw the directed number of shares from the tender offer prior to the tender offer withdrawal deadline. A Participant shall not be limited as to the number of directions to tender or withdraw that the Participant may give to the Trustee.

                  (IV) A direction by a Participant to the Trustee to tender shares of Sponsor Stock reflecting the Participant's proportional interest in the Stock Fund shall not be considered a written election under the Plan by the Participant to withdraw, or have distributed, any or all of his withdrawable shares. The Trustee shall credit to each proportional interest of the Participant from which the tendered shares were taken the proceeds received by the Trustee in exchange for the shares of Sponsor Stock tendered from that interest. Pending receipt of direction (through the Administrator) from the Participant or the Named Fiduciary, as provided in the Plan, as to which of the remaining Investment Funds the proceeds should be invested in, the Trustee shall invest the proceeds in the Mutual Fund set forth for such purposes in the Service Agreement.

(g) Shares Credited. For all purposes of this Section, the number of shares of Sponsor Stock deemed "credited" or "reflected" to a Participant's proportional interest shall be determined as of the last proceeding Valuation Date. The trade date is the date the transaction is valued.


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(h)      General. With respect to all rights other than the right to vote, the right to tender, and the right to withdraw shares previously tendered, in the case of Sponsor Stock credited to a Participant's proportional interest in the Stock Fund, the Trustee shall follow the directions of the Participant and if no such directions are received, the directions of the Named Fiduciary. The Trustee shall have no duty to solicit directions from Participants.

(i) Conversion. All provisions in this Section 2.19 shall also apply to any securities received as a result of a conversion to Sponsor Stock.


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                                  ARTICLE III
                            PAYMENTS OUT OF THE TRUST

3.1      PAYMENTS

The Trustee shall make payments from the Trust to such persons in such amounts and at such times as the Sponsor or the Administrator from time to time shall direct in writing to be payable under the Plan.

3.2      COMPENSATION AND EXPENSES

The Trustee shall be entitled to such reasonable compensation for its services as the Sponsor and the Trustee from time to time shall agree, and shall be entitled to reimbursement for all reasonable expenses incurred by the Trustee in the administration of the Trust. All compensation, if applicable, and expenses of administering the Plan or Trust, including fees assessed against the Plan, the Trust, the Sponsor, or the Administrator, shall be paid out of the Trust as a general charge thereon, unless the Sponsor elects to make payment thereof.

3.3      RETURN OF CONTRIBUTIONS TO THE SPONSOR

Upon written notice of the Sponsor, the Trustee shall pay over to the Sponsor the amount of any contribution (i) made under a mistake of fact, or (ii) disallowed as a deduction contribution under Section 404 of the Code, or (iii) with respect to which the Plan does not qualify initially under Section 401(a) of the Code or the Trust is not exempt under Section 501(a) of the Code. In no event shall the Trustee make such payment later than one year after (i) the payment of the contribution, or (ii) the disallowance of the deduction to the extent disallowed, or (iii) the date of denial of the initial qualification of the Plan.


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                                   ARTICLE IV
                         SUCCESSION TO THE TRUSTEESHIP

4.1      RESIGNATION OF THE TRUSTEE

Any Trustee acting hereunder may resign at any time by giving notice in writing to the Sponsor at least 60 days before such resignation is to become effective, unless the Sponsor shall accept as adequate a shorter notice.

4.2      REMOVAL OF THE TRUSTEE

The Sponsor may, with or without cause, remove any Trustee acting hereunder by giving notice in writing to the Trustee at least 60 days before such removal is to become effective, unless the Trustee shall accept as adequate a shorter notice.

4.3      APPOINTMENT OF A SUCCESSOR TRUSTEE

If for any reason a vacancy should occur in the trusteeship, a successor Trustee shall forthwith be appointed by the Sponsor. Any successor Trustee appointed hereunder shall execute, acknowledge, and deliver to the Sponsor an instrument in writing accepting such appointment hereunder. Such successor Trustee thereupon shall become vested with the same title to the property comprising the Trust, and shall have the same powers and duties with respect thereto, as are hereby vested in the original Trustee. The predecessor Trustee shall execute all such instruments and perform all such other acts as the successor Trustee or Sponsor shall reasonably request to effectuate the provisions hereof. The successor Trustee shall have no duty to inquire into the administration of the Trust for any period prior to its succession.


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                                   ARTICLE V
                                   AMENDMENT

5.1      RIGHT OF AMENDMENT

The Sponsor reserves the right, at its sole discretion, from time to time to amend the provisions of this Trust Agreement in any manner; provided, however, that the powers, duties, and immunities of the Trustee under this Trust Agreement shall not be substantively changed without its written approval. Any such amendment shall be by written instrument executed by the Sponsor and delivered to the Trustee, and may be made retroactively if in the opinion of the Sponsor such amendment is necessary to enable the Plan and the Trust to meet the requirements of the Code (including the regulations and rulings issued thereunder) or the requirements of any governmental authority.

5.2      LIMITATION ON AMENDMENT

The Sponsor shall make no amendment to this Trust Agreement that results in the forfeiture or reduction of the accrued benefit of any Participant or Beneficiary. Notwithstanding the preceding sentence, nothing herein contained shall restrict the right to amend the provisions of this Trust Agreement relating to the administration of the Plan and the Trust. Moreover, no such amendment shall be made under this Article which shall permit any part of the Trust to revert to the Sponsor or any Related Company or to be used for or be diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries.


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
                                   ARTICLE VI
                                  MISCELLANEOUS

6.1      VALIDITY OF TRUST AGREEMENT

The validity of this Trust Agreement shall be determined and this Trust Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, except to the extent that they are superseded by Section 514 of ERISA. The invalidity or illegality of any provision of this Trust Agreement shall not affect the validity or legality of any other part hereof.

6.2      NO GUARANTEES

Neither the Sponsor nor the Trustee guarantees the Trust from loss or depreciation.

6.3      DUTY TO FURNISH INFORMATION

The Administrator, the Employers, and the Trustee shall furnish to any of the others any documents, reports, returns, statements, or other information that such other reasonably deems necessary to perform its duties imposed under the Plan or this Trust Agreement or otherwise imposed by law.

6.4      FEDERAL INCOME TAX WITHHOLDING

The Trustee shall not be responsible for withholding federal and state income tax from distributions unless the Administrator provides the Trustee with the following information concerning each distribution:

(a) The name, address, and social security number of the Participant (and the Participant's spouse or other Beneficiary if applicable). By forwarding such information, the Administrator shall be deemed hereby to have certified the accuracy of such information.

(b) A statement of the reason for the payment or distribution and directions as to the type of distribution (e.g., eligible rollover distribution) requested.

If the Administrator does not provide the Trustee with the above information, the responsibility for withholding federal and state income taxes and the reporting thereof shall remain with the Administrator.

6.5      PARTIES BOUND

This Trust Agreement shall be binding upon the parties hereto, all Participants, and persons claiming under or through them pursuant to the Plan, and, as the case may be, the heirs, executors, administrators, successors, and assigns of each of them.

6.6      INDEMNIFICATION BY SPONSOR

The Sponsor shall indemnify and save harmless from and against any and all liability to which the Trustee may be subjected by reason of any act or conduct in its capacity as Trustee, including


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
all expenses reasonably incurred in its defense, except for losses or expenses resulting from the negligence or willful misconduct of the Trustee or its affiliates.

6.7      BONDING REQUIREMENTS

Every fiduciary, except a bank or an insurance company, unless exempted by ERISA and the regulations thereunder, shall be bonded in an amount not less than ten percent of the funds such fiduciary handles; provided, however, that the minimum bond shall be $1,000 and the maximum bond shall be $500,000. The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, then by the amount of the funds to be handled during the then current Plan Year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the fiduciary alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in Section 412(a)(2) of ERISA) , and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything to the contrary contained in the Plan or this Trust Agreement, the cost of such bonds shall be an expense of and may, at the election of the Sponsor, be paid from the Trust or by the Sponsor.

6.8      SEPARATE TRUST OR FUND FOR EXISTING PLAN ASSETS

With the consent of the Trustee, an Employer may maintain a trust or fund (including a group annuity contract) under the Plan separate from the Trust Fund to hold Plan assets acquired prior to the effective date of this Trust Agreement which are not among the available Investment Funds provided under
Section 2.3. The duties and responsibilities of the trustee of the separate trust (hereinafter referred to as the "trustee") shall be provided by a separate trust agreement between the Employer and the trustee.

Notwithstanding the preceding paragraph, the Trustee or an affiliate of the Trustee may agree in writing to provide ministerial recordkeeping service for guaranteed investment contracts held in the separate trust or fund. Any such guaranteed investment contract shall be valued as directed by the Employer or the trustee.

The trustee shall be the owner of any insurance contract purchased prior to the effective date of this Trust Agreement. Any such insurance contract must provide that the proceeds will be payable to the trustee; provided, however, that the trustee shall be required to pay over all proceeds of the contract to the Participant's Beneficiary in accordance with the distribution provisions of the Plan. Under no circumstances will the Trust Fund retain any part of the proceeds. In the event of any conflict between the terms of the Plan and the terms of any insurance contract held hereunder, the Plan provisions shall control.

Any life insurance contracts held in the Trust Fund or in the separate trust shall be subject to the provisions of Article IX of the Plan.


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